As filed with the Securities and Exchange Commission on April 27, 2018

Registration No. 333-149421

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 16

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 304

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Rollover Variable Annuity Prospectus

April 30, 2018

This Prospectus describes interests in GIFL Rollover flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such rollover distributions, those participants may roll over eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Investment Quality Bond Trust	Managed Volatility Conservative Portfolio[7]
Lifestyle Balanced Portfolio[1]	Managed Volatility Growth Portfolio[8]
Lifestyle Conservative Portfolio[2]	Managed Volatility Moderate Portfolio[9]
Lifestyle Growth Portfolio[3,4]	Money Market Trust[10]
Lifestyle Moderate Portfolio[5]	Total Bond Market Trust [11]
Managed Volatility Balanced Portfolio[6]	Ultra Short Term Bond Trust

[1] Formerly Lifestyle Balanced PS Series.	[8] Formerly Lifestyle Growth MVP.
[2] Formerly Lifestyle Conservative PS Series.	[9] Formerly Lifestyle Moderate MVP.
[3] Formerly Lifestyle Growth PS Series.	[10] For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to
[4] Successor to Core Strategy Trust.	restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts
[5] Formerly Lifestyle Moderate PS Series.	issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the
[6] Formerly Lifestyle Balanced MVP.	initial inspection period for Contracts issued in California to purchasers age 60 and older.
[7]Formerly Lifestyle Conservative MVP.	[1][1] Formerly Total Bond Market Trust B.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
601 Congress Street, 7th Floor	PO Box 111	601 Congress Street, 7th Floor	PO Box 111
Boston, MA 02110	Boston, MA 02117-0111	Boston, MA 02110	Boston, MA 02117-0111
	(888) 695-4472		(888) 695-4472
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road, STE. 55444	PO Box 55444	30 Dan Road, STE. 55444	PO Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5444
	(800) 344-1029		(800) 344-1029
www.jhannuities.com		www.jhannuities.com

0418:RO GPPRO	GIFL Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co-Annuitant turns age 95.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 601 Congress Street, 7th Floor, Boston, MA 02110; for all other transactions, 30 Dan Road, Ste. 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: The Annuitant’s Spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving Spouse elects an IRA Rollover; or (2) where the participant and Spouse elect a Spousal Lifetime Income Amount in-plan, the Spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving Spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving Spouse at a rate of 4.5%.

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

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Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Account Value: The portion of the account value in a GIFL Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your Spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “V. Description of the Contract.”

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Retirement Plan.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL Account Value.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – Guaranteed Income for Life Provisions” for more details.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.

We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.

The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:

●	you can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan;
●	we guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years (please read “V. Description of the Contract – Guaranteed Income for Life Provisions” for more information);
●	you can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.

In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.

We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.

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How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving Spouse of a GIFL Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.

Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your GIFL Retirement Plan Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.

We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “V. Description of the Contract – Purchase Payments” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a Guaranteed Income for Life fee, based on the Contract’s Benefit Base. We may also use amounts derived from the charges for payment of distribution expenses. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options (subject to the restrictions on the Money Market Investment Option, described below). Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option.

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the

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Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers after Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is my Contract Guarantee?

We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.

You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.

The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

●	you take any withdrawals before the Lifetime Income Date, or
●	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.

We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.

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How do you determine the initial Lifetime Income Amount?

That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:

●	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
●	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.

We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the beneficiary of, an account under your GIFL Retirement Plan that:

●	was covered by our single life minimum guaranteed withdrawal benefit; or
●	was covered by a Spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.

We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL Retirement Plan account that was covered by a Spousal guarantee and:

●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	you are a participant under a GIFL Retirement Plan and your Spouse has died.

We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL Retirement Plan account that is covered by a Spousal guarantee and:

●	you and your Spouse are still alive and married when we issue a Contract; and
●	you name your Spouse as a “co-Annuitant” in the Contract you purchase.

If you have not established the minimum guaranteed withdrawal benefit in your GIFL Retirement Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.

We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “step up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.

When do you determine the initial Lifetime Income Amount?

We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract will be either the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:

1.	a minimum age of (a) 59 1⁄2 for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59 1⁄2 for the younger of you and your Spouse for a Spousal Lifetime Income Amount; and
2.	a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving Spouse of a deceased participant, the holding period will reflect the holding period your Spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.

Example: Assume that you purchase a GIFL IRA Rollover Variable Annuity Contract on May 1, 2016 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Retirement Plan was scheduled to end on May 31, 2016.

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Your Lifetime Income Date for GIFL is May 1, 2017, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL IRA Rollover Variable Annuity Contract on June 1, 2016, your Lifetime Income Date will be June 1, 2016 since both requirements were satisfied prior to the date that the Contract was purchased.

Please read “Purchase Payments” and “Lifetime Income Provisions” in “V. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
●	payment of any death proceeds; and
●	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
●	the rules governing distributions from a traditional IRA or Roth IRA; and
●	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1⁄2. Traditional IRAs are subject to minimum distribution requirements beginning in the year after the year a taxpayer turns age 70 1⁄2, and both traditional IRAs and Roth IRAs are subject to requirements for death benefit distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Investment Options, protection through living guarantees and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report immediately any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Rollover Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]  State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).

[2]  This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other Than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.20%
Total Annual Separate Account Expenses	0.35%

Guaranteed Income for Life Fee[3]
Maximum Fee	0.65%
Current Fee	0.35%

[1]  A daily charge reflected as an annualized percentage of the Variable Investment Options.

[2]  This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

[3]  Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	0.96%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum Guaranteed Income for Life fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$198	$613	$1,053	$2,272
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$198	$613	$1,053	$2,272

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$153	$474	$818	$1,788

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current Guaranteed Income for Life fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$123	$382	$662	$1,457

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2017, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Investment Quality Bond
Series II	0.60%	0.25%	0.07%	--	0.92%	0.00%	0.92%
Lifestyle Balanced Portfolio
Series II	0.04%	0.25%	0.03%	0.56%	0.88%[2]	0.00%	0.88%
Lifestyle Conservative Portfolio
Series II	0.04%	0.25%	0.07%	0.58%	0.94%[2]	-0.03%[3]	0.91%
Lifestyle Growth Portfolio
Series II	0.04%	0.25%	0.03%	0.55%	0.86%[2]	0.00%	0.87%
Lifestyle Moderate Portfolio
Series II	0.04%	0.25%	0.05%	0.57%	0.91%[2]	-0.01%	0.90%
Managed Volatility Balanced Portfolio
Series II	0.06%	0.25%	0.02%	0.62%	0.95%[2]	-0.02%[4]	0.93%
Managed Volatility Conservative Portfolio
Series II	0.05%	0.25%	0.03%	0.58%	0.91%[2]	-0.03%[4]	0.88%
Managed Volatility Growth Portfolio
Series II	0.06%	0.25%	0.02%	0.65%	0.98%[2]	-0.02%[4]	0.96%
Managed Volatility Moderate Portfolio
Series II	0.05%	0.25%	0.03%	0.61%	0.94%[2]	-0.03%[4]	0.91%
Money Market[5,6]
Series II	0.37%	0.25%	0.04%	--	0.66%	-0.13%	0.53%
Total Bond Market
Series II	0.47%	0.25%	0.05%	0.01%	0.78%	-0.27%[7]	0.51%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.06%	--	0.85%	0.00%	0.86%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.

[2]	The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[4]	The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[5]	For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[6]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.28% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

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[7]	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.25% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2019, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2015, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Investment Options.

The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The

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prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Core Strategy Trust; formerly Lifestyle Growth PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Money Market Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.

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Portfolio	Subadviser	Investment Objective
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL Retirement Plan.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

General Contract Provisions Prior to the Annuity Commencement Date

Purchase Payments

Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)

We usually restrict the total amount of Additional Purchase Payments you make after the first Contract Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant’s or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). Please consult with your own qualified tax professional regarding any payment limits under your IRA.

New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:

●	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or
●	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.

This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.

We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

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Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

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To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to the Ultra Short Term Bond Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option. If you are enrolled in an Asset Rebalancing Program that includes the scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

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We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer

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the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey*)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section that follows.

Guaranteed Income for Life Provisions

Overview

The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.

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Determination of the Lifetime Income Date

Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, are age 59 1⁄2 or older at that time; and
●	you (or your decedent Spouse) were a participant in your employer’s GIFL Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent Spouse’s) account in that plan; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, are age 59 1⁄2; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older at that time; and
●	you were a participant in your employer’s GIFL Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and
●	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.

In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:

●	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59 1⁄2 or older; and
●	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.

We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.

Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.

We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.

You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:

●	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or
●	you are the Annuitant under the Contract; and

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¡	you had established an account in your GIFL Retirement Plan that was covered by a Spousal minimum guaranteed withdrawal benefit, and
¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase; and
¡	you are not eligible for a Continuation Single Life Lifetime Income Amount.

You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:

●	you are the Annuitant under the Contract; and either
●	you are a surviving Spouse of a former participant under a GIFL Retirement Plan and the beneficiary of a GIFL Retirement Plan account that was covered by a Spousal guarantee; or
●	you are a former participant under a GIFL Retirement Plan that was covered by a Spousal guarantee and your Spouse has died.

You can select a Spousal Lifetime Income Amount if:

●	you are the Annuitant under the Contract; and
●	your Spouse is the co-Annuitant under the Contract; and
●	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL Retirement Plan.

Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:

●	you are the Annuitant under the Contract at the time of change; and
●	you add your current Spouse as a co-Annuitant to the Contract at the time of change.

If you make this change, we will change the Lifetime Income Date if your Spouse is under age 59 1⁄2 and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your Spouse is 59 1⁄2 and you have satisfied any remaining holding period under the Contract.

You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:

●	the Lifetime Income Amount had not been determined under your employer’s GIFL Retirement Plan for you or for any former, current or decedent Spouse of yours that was covered by a Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and
●	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.

If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59 1⁄2 and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.

You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.

After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.

You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

Calculation of the Lifetime Income Amount

We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:

●	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;
●	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and
●	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.

We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:

●	the Annuitant is a surviving Spouse of a former participant under a GIFL Retirement Plan; or
●	the Annuitant is a former participant under a GIFL Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.

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We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.

We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Increases in the Guaranteed Income for Life Feature

Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “V. Description of the Contract – Purchase Payments” for more information.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

●	the excess, if any, of the Additional Purchase Payment over
●	the amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).

If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (“step up”) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”).

The new Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or
●	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.

Please read “Calculation of the Lifetime Income Amount,” above, for more information.

Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VI. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

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Impact of Withdrawals before the Lifetime Income Date

Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59 1⁄2 at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59 1⁄2.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.

If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)

Impact of Withdrawals after the Lifetime Income Date

After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:

●	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or
●	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.

In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

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Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A or B; and
●	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and if you take withdrawals before age 59 1⁄2, a 10% penalty tax; and
●	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59 1⁄2 (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

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If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

●	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.
●	If you purchased a Contract before the Annuitant turned age 59 1⁄2 (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.

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Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

●	The Beneficiary will become the Owner/Annuitant.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Impact of Death Proceeds on Guaranteed Income for Life Feature

The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.

Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:

●	for Single Life and Continuation Single Life Lifetime Income Amount.
●	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

If a Beneficiary is:	Then THE GUARANTEED INCOME FOR LIFE:
1. The deceased Annuitant’s Spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2. The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	- continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
3. The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	- ends without any further benefit.
4. Not the deceased Annuitant’s Spouse	- ends without any further benefit.

If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.

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Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.

Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

●	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and
●	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:

●	(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
●	(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

●	you will no longer have access to the Contract Value applied to the Annuity Option; and
●	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

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You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the rates based on current interest and mortality that we are currently offering for other similar options. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If

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the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period. You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code,

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during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

If the Spousal Lifetime Income Amount is elected, the Annuitant’s Spouse must be named as a co-Annuitant. The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Guaranteed Income for Life Fee

The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.

Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.

We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

●	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates.

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If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

Unless we approve otherwise, you must make an initial Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature (a “GIFL Retirement Plan”). After that, you may make Additional Purchase Payments, subject to our requirements and limitations for Additional Purchase Payments:

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for contribution to a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Retirement Plan, you may make a direct rollover contribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA.

The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

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A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Retirement Plan or from any other Qualified Plan, or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” retirement plans, including GIFL Retirement Plans, to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Retirement Plan, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

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EXAMPLE: Suppose you made on-going contributions to a Roth account in a GIFL Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our Purchase Payment requirements. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Retirement Plan to transfer a rollover amount from your non-Roth GIFL Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We do not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

39

Contracts Issued in Puerto Rico

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult a qualified tax professional.

40

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

Please contact the financial representative through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

41

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2017 and 2016, and its Separate Account financial statements for the year ended December 31, 2017 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2017, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Guaranteed Income for Life Examples

Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base

The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$ 100,000	$ 5,000[1]	--	$ 100,000[1]
1	0	5,000	$ 5,000	100,000
2	0	5,000	5,000	100,000
3	0	5,000	5,000	100,000
4	0	5,000	5,000	100,000
5	0	5,000	5,000	100,000
6	0	5,000	5,000	100,000
7	0	5,000	5,000	100,000
8	0	5,000	5,000	100,000
9	0	5,000	5,000	100,000
10	0	5,000	5,000	100,000
For life of Annuitant	0	5,000	5,000	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).

Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	$100,000	$100,000	$ 5,000	--	$100,000	$5,000
1	10,000[1]	110,000[1]	5,500[1]	$ 5,500	110,000	5,500
2	10,000[2]	114,500[2]	5,725[2]	5,725	114,500	5,725

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59 1⁄2 at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	$100,000
1	5,000	$5,000	$102,000	102,000[1]
2	5,100[1]	5,100[1]	103,460	103,460
3	5,173	5,173	104,911	104,911
4	5,246	5,246	93,865[2]	104,911[2]
5	5,246	5,246	83,378	104,911

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.

Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	--	--	--	$ 100,000
1	5,000	$ 107,000	$ 5,000	$ 102,000	102,000
2	5,100	108,560	5,100	103,460	103,460
3	5,173	110,084	5,173	104,911	104,911
4	5,246	99,111	10,000	89,111	94,326[1]
5	4,716[1]	84,102	4,716	79,386	94,326

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 - $104,911 × $10,000 /$99,111 = $104,911 - $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).

Examples of the Spousal Guaranteed Income for Life Feature

The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are both age 59 1⁄2 at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.

Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At issue	$ 100,000	$ 4,500[1]	--	$ 100,000[1]
1	0	4,500	$ 4,500	100,000
2	0	4,500	4,500	100,000
3	0	4,500	4,500	100,000
4	0	4,500	4,500	100,000
5	0	4,500	4,500	100,000
6	0	4,500	4,500	100,000
7	0	4,500	4,500	100,000
8	0	4,500	4,500	100,000
9	0	4,500	4,500	100,000
10	0	4,500	4,500	100,000
For the joint life of the Annuitant and co-Annuitant	0	4,500	4,500	100,000

[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).

Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.

Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At issue	--	$ 100,000	$ 4,500	--	$ 100,000	$ 4,500
1	$ 10,000[1]	110,000[1]	4,950[1]	$ 4,950	110,000	4,950
2	10,000[2]	115,050[2]	5,177[2]	5,177	115,050	5,177

[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).

Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 59 1⁄2 at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	$ 100,000
1	4,500	$ 4,500	$ 102,500	102,500[1]
2	4,613[1]	4,613[1]	104,483	104,483
3	4,702	4,702	106,474	106,474
4	4,791	4,791	95,800[2]	106,474[2]
5	4,791	4,791	85,663	106,474

[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).

[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.

Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.

Contract Year	Lifetime Income Amount after Purchase Payment	Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	--	--	--	$ 100,000
1	4,500	$ 107,000	$ 4,500	$ 102,500	102,500
2	4,613	109,096	4,613	104,483	104,483
3	4,702	111,176	4,702	106,474	106,474
4	4,791	100,591	10,000	90,591	95,889[1]
5	4,315[1]	85,500	4,315	81,185	95,889

[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 - $106,474 × $10,000 /$100,591 = $106,474 - $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Rollover Variable Annuity

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-2011)
Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.190	17.190	13.283	12.500
Value at End of Year	—	—	—	—	—	—	—	17.190	17.190	13.283
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.913	12.500	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	14.913	12.500	12.500	—	—
No. of Units	—	—	—	—	—	14,511	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.535	12.920	12.500	12.500	—	—
Value at End of Year	—	—	—	—	—	14.535	12.920	12.500	—	—
No. of Units	—	—	—	—	—	23,320	937	—	—	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.307	14.362	14.467	13.707	12.500	—	—	—	—	—
Value at End of Year	—	15.307	14.362	14.467	13.707	—	—	—	—	—
No. of Units	—	62,767	65,027	97,690	60,147	—	—	—	—	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	25.568	27.292	26.639	17.260	17.260	17.260	17.260	13.209	12.500
Value at End of Year	—	—	25.568	27.292	26.639	17.260	17.260	17.260	17.260	13.209
No. of Units	—	—	80,889	42,891	2,479	—	—	—	—	—
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.014	12.014	12.014	12.014	9.517	12.500
Value at End of Year	—	—	—	—	—	12.014	12.014	12.014	12.014	9.517
No. of Units	—	—	—	—	—	—	—	—	—	—
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.541	12.541	12.541	12.541	9.234	12.500
Value at End of Year	—	—	—	—	—	12.541	12.541	12.541	12.541	9.234
No. of Units	—	—	—	—	—	—	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.699	12.500	—	—	—	—	—	—	—	—
No. of Units	6,728	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.983	13.252	13.328	12.648	—	—	—	—	—	—
Value at End of Year	15.628	13.983	13.252	13.328	12.648	—	—	—	—	—
No. of Units	1,546,486	741,653	329,525	141,598	—	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle conservative PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.606	13.107	13.157	12.525	—	—	—	—	—	—
Value at End of Year	14.473	13.606	13.107	13.157	12.525	—	—	—	—	—
No. of Units	388,383	309,429	158,922	42,968	—	—	—	—	—	—

GIFL Rollover Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.234	13.347	13.428	12.726	—	—	—	—	—	—
Value at End of Year	16.439	14.234	13.347	13.428	12.726	—	—	—	—	—
No. of Units	2,157,219	1,179,308	504,110	111,541	—	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.867	13.217	13.278	12.616	—	—	—	—	—	—
Value at End of Year	15.238	13.867	13.217	13.278	12.616	—	—	—	—	—
No. of Units	515,150	371,015	211,483	40,289	—	—	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.484	15.813	16.256	15.681	13.983	12.562	12.553	11.299	8.690	12.500
Value at End of Year	18.698	16.484	15.813	16.256	15.681	13.983	12.562	12.553	11.299	8.690
No. of Units	639,944	647,330	657,352	665,787	393,790	298,566	166,750	14,828	14,551	1,644
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.073	16.425	16.508	15.801	15.292	14.174	13.671	12.602	10.413	12.500
Value at End of Year	18.318	17.073	16.425	16.508	15.801	15.292	14.174	13.671	12.602	10.413
No. of Units	153,587	171,245	147,104	110,112	101,141	99,751	11,134	16,643	26,702	—
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.800	15.372	16.206	15.938	13.430	11.866	12.126	10.784	8.140	12.500
Value at End of Year	18.634	15.800	15.372	16.206	15.938	13.430	11.866	12.126	10.784	8.140
No. of Units	1,310,401	1,218,079	1,134,721	963,234	698,562	452,942	205,194	58,571	36,260	6,528
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.457	16.665	16.914	16.214	14.795	13.436	13.202	12.001	9.493	12.500
Value at End of Year	19.423	17.457	16.665	16.914	16.214	14.795	13.436	13.202	12.001	9.493
No. of Units	320,480	307,144	309,683	260,471	152,448	70,791	43,264	14,201	1,973	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.238	12.281	12.324	12.367	12.410	12.531	12.531	12.531	12.565	12.500
Value at End of Year	12.243	12.238	12.281	12.324	12.367	12.410	12.531	12.531	12.531	12.565
No. of Units	5	5	6	344	776	4,941	—	—	—	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.199	12.202	12.264	12.344	12.420	12.500	12.500	12.500	—	—
Value at End of Year	12.212	12.199	12.202	12.264	12.344	12.420	12.500	12.500	—	—
No. of Units	11,545	10,811	12,273	11,878	776	77,129	—	—	—	—

To obtain a free copy of the GIFL Rollover Variable Annuity

Statement of Additional Information dated April 30, 2018,

please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2018

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.)

(to be read with this Statement of Additional Information)

GIFL Rollover Variable Annuity

GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center
For Applications Only: Overnight Mail Address	Mailing Address and Telephone Number
601 Congress Street, 7th Floor Boston, MA 02210	PO Box 111 Boston, MA 02117-0111 (888) 695-4472

For All Other Transactions: Overnight Mail Address	Mailing Address and Telephone Number
30 Dan Road, STE 55444	PO Box 55444
Canton, MA 02021-2809	Boston, MA 02205-5445 (800) 344-1029

Website Address For All Other Transactions:	www.jhannuities.com

GIFL Series JHUSA SEP ACCT H SAI 04/18

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, STE 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2017, 2016, and 2015 were $223,192,582, $224,855,376, and $252,644,283, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$47,970	$45,231
Stocks:
Preferred stocks	11	25
Common stocks	1,354	1,063
Investments in affiliates	2,560	3,429
Mortgage loans on real estate	11,900	11,631
Real estate:
Company occupied	286	295
Investment properties	5,436	5,953
Cash, cash equivalents and short-term investments	4,131	3,879
Policy loans	2,726	2,722
Derivatives	9,637	10,851
Receivable for securities	16	18
Other invested assets	9,269	6,656

Total cash and invested assets	95,296	91,753
Investment income due and accrued	705	752
Premiums due and deferred	65	277
Amounts recoverable from reinsurers	163	280
Net deferred tax asset	13	177
Funds held by or deposited with reinsured companies	3,321	3,488
Other reinsurance receivable	181	200
Amounts due from affiliates	477	411
Other assets	1,435	1,407
Assets held in separate accounts	141,167	131,147

Total admitted assets	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS — STATUTORY BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,132	$67,125
Policyholders’ and beneficiaries funds	2,683	2,717
Consumer notes	197	201
Dividends payable to policyholders	408	422
Policy benefits in process of payment	450	526
Other amount payable on reinsurance	534	830
Other policy obligations	46	60

Total policy and contract obligations	73,450	71,881
Payable to parent and affiliates	1,645	1,436
Transfers to (from) separate account, net	(365)	(423)
Asset valuation reserve	2,106	2,106
Reinsurance in unauthorized companies	4	3
Funds withheld from unauthorized reinsurers	66	7,463
Interest maintenance reserve	2,038	1,351
Current federal income taxes payable	104	230
Derivatives	4,129	5,370
Payables for collateral on derivatives	1,973	1,907
Payables for securities	177	28
Funds held under coinsurance	7,239	138
Other general account obligations	981	1,101
Obligations related to separate accounts	141,167	131,147

Total liabilities	234,714	223,738

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2017 and 2016)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 and 4,728,939 shares issued and outstanding at December 31, 2017 and 2016, respectively)	5	5
Paid-in surplus	3,219	3,196
Surplus notes	585	585
Unassigned surplus	4,300	2,368

Total capital and surplus	8,109	6,154

Total liabilities and capital and surplus	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$18,286	$13,227	$16,323
Consideration for supplementary contracts with life contingencies	176	201	140
Net investment income	4,426	4,308	4,387
Amortization of interest maintenance reserve	195	191	181
Commissions and expense allowance on reinsurance ceded	1,963	629	1,040
Reserve adjustment on reinsurance ceded	(12,621)	(7,297)	(16,494)
Separate account administrative and contract fees	1,772	1,697	1,786
Other revenue	347	434	415

Total premiums and other revenues	14,544	13,390	7,778
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,693	10,220	9,762
Annuity benefits	1,788	1,622	1,796
Disability and long-term care benefits	738	664	647
Interest and adjustments on policy or deposit-type funds	(318)	94	91
Payments on supplementary contracts with life contingencies	199	191	179
Increase (decrease) in life and long-term care reserves	1,979	1,784	(2,506)

Total benefits paid or provided	17,079	14,575	9,969
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,091	1,049	1,289
General expenses	1,039	943	960
Insurance taxes, licenses and fees	138	171	145
Net transfers to (from) separate accounts	(8,706)	(5,581)	(6,554)
Investment income ceded	878	1,240	2,465
Other deductions	153	21	(160)

Total insurance expenses and other deductions	(5,407)	(2,157)	(1,855)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	2,872	972	(336)
Dividends to policyholders	124	131	(36)

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	2,748	841	(300)
Federal income tax expense (benefit)	446	(121)	(778)

Income (loss) from operations before net realized capital gains (losses)	2,302	962	478
Net realized capital gains (losses)	(403)	(933)	216

Net income (loss)	$1,899	$29	$694

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$5	$3,196	$990	$1,137	$5,328
Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154

Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to Parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	$5	$3,219	$585	$4,300	$8,109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,819	$13,411	$19,961
Net investment income received	4,603	4,415	4,600
Separate account fees	1,772	1,697	1,786
Commissions and expenses allowance on reinsurance ceded	1,963	629	1,040
Miscellaneous income	374	595	2,852
Benefits and losses paid	(28,091)	(21,060)	(29,836)
Net transfers from (to) separate accounts	8,763	5,699	7,404
Commissions and expenses (paid) recovered	(3,040)	(2,873)	(5,153)
Dividends paid to policyholders	(138)	(137)	(250)
Federal and foreign income and capital gain taxes (paid) recovered	(846)	200	847

Net cash provided by (used in) operating activities	4,179	2,576	3,251

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,287	20,934	19,217
Stocks	317	239	190
Mortgage loans on real estate	885	1,283	1,834
Real estate	986	1,295	8
Other invested assets	624	485	955
Derivatives	-	-	32
Net gains (losses) on cash, cash equivalents and short term investments	4	(2)	(9)

Total investment proceeds	22,103	24,234	22,227

Cost of investments acquired:
Bonds	21,195	21,880	19,734
Stocks	459	652	848
Mortgage loans on real estate	1,179	2,440	1,715
Real estate	415	446	1,155
Other invested assets	1,680	1,429	905
Derivatives	46	1,420	-

Total cost of investments acquired	24,974	28,267	24,357
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	217	266	(904)
Net (increase) decrease in policy loans	(4)	932	(56)

Net cash provided by (used in) investment activities	(2,658)	(2,835)	(3,090)

Financing and miscellaneous activities
Surplus notes	-	(405)	-
Borrowed funds	(164)	(64)	(276)
Net deposits (withdrawals) on deposit-type contracts	(34)	93	(333)
Dividend paid to Parent	(900)	-	(210)
Other cash provided (applied)	(171)	(14)	(2,516)

Net cash provided by (used in) financing and miscellaneous activities	(1,269)	(390)	(3,335)

Net increase (decrease) in cash, cash equivalents and short-term investments	252	(649)	(3,174)
Cash, cash equivalents and short-term investments at beginning of year	3,879	4,528	7,702

Cash, cash equivalents and short-term investments at end of year	$4,131	$3,879	$4,528

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$33	$650	$8,357
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	16	(650)	(8,357)
Financing and other activities related to JHVT\JHLH merger and transfer with affiliates, net	(49)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH.    Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $1,630 million and $635 million for the calculation required under AG 38 8D, of which $1,103 million and $345 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2017 and 2016, respectively. At

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

December 31, 2017 and 2016, the Company held reserves of $1,281 million and $930 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2017 and 2016, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks — Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and had no material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company plans to implement PBR prior to January 1, 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$752	$762
Due after one year through five years	7,309	7,406
Due after five years through ten years	6,689	6,938
Due after ten years	26,840	30,552
Mortgage-backed and asset-backed securities	6,380	6,782

Total	$47,970	$52,440

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$135	$317
Bonds pledged in support of exchange-traded futures	364	533
Bonds and cash pledged in support of cleared interest rate swaps	192	278

Total fair value	$691	$1,128

At carrying value:
Bonds on deposit with government authorities	$16	$15
Mortgage loans pledged in support of real estate	2	16
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	4,187	4,101

Total carrying value	$4,298	$4,225

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $2,238 million and $2,626 million, with an aggregate fair value of $2,412 million and $2,803 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

At December 31, 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

At December 31, 2017 and 2016, there were 483 and 626 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $40 million and $51 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $3 million, $61 million, and $28 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 4, 8, and 13 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2017, 2016 and 2015 was $3 million, $16 million, and $18 million, respectively. There were 1, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2017, 2016 and 2015, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$17,663	$20,018	$17,078
Realized gross gains	557	524	500
Realized gross losses	(33)	(112)	(123)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLI Bermuda. These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MILHK”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 136 and 192 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $2 million, $24 million, $4 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 81, 108, and 115 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
		West South Central	660
		Canada / Other	82
Allowance	(14)	Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
		West South Central	511
		Canada / Other	86
Allowance	(7)	Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

The aggregate mortgages outstanding to any one borrower do not exceed $342 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 4.60% and 4.15% for agricultural loans and 5.75% and 3.49% for commercial loans. The Company issued no purchase money mortgages in 2017 and 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2017, 2016 and 2015, respectively. The average recorded investment in impaired loans was $31 million, $25 million, and $34 million at December 31, 2017, 2016 and 2015, respectively. The

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Company recognized $0 million, $1 million, and $2 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$250	$232
AA	2,842	2,678
A	5,585	5,555
BBB	3,095	3,037
BB	98	111
B and lower and unrated	30	18

Total	$11,900	$11,631

Affiliate Transactions

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$396	$392
Properties held for the production of income	6,086	6,150
Properties held for sale	-	395
Less accumulated depreciation	(760)	(689)

Total	$5,722	$6,248

The Company recorded $0 million, $38 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $99 million, and $120 million of impairments on partnerships and LLCs during the years ended December 31, 2017, 2016 and 2015, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2017 or 2016.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2017 and 2016, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2017 or 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$2,146	$2,232	$2,231
Preferred stocks	-	-	-
Common stocks	23	225	372
Mortgage loans on real estate	610	609	670
Real estate	704	762	722
Policy loans	176	167	190
Cash, cash equivalents and short-term investments	33	18	8
Other invested assets	1,014	506	466
Derivatives	483	594	520
Other income	12	30	27

Total investment income	5,201	5,143	5,206
Expenses
Investment expenses	(509)	(529)	(533)
Investment taxes, licenses and fees, excluding federal income taxes	(93)	(94)	(84)
Investment interest expense	(50)	(82)	(84)
Depreciation on real estate and other invested assets	(123)	(130)	(118)

Total investment expenses	(775)	(835)	(819)

Net investment income	$4,426	$4,308	$4,387

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$722	$(494)	$965
Less amount transferred to the IMR (net of related tax benefit (expense) of $(475) in 2017, $31 in 2016, and $(138) in 2015)	882	(57)	256

Realized capital gains (losses) before tax	(160)	(437)	709
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	243	496	493

Net realized capital gains (losses)	$(403)	$(933)	$216

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$145,611	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$161,404	$9,637	$4,129	$11,223	$4,872

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, respectively, the Company recorded unrealized gains (losses) of $ 402 million, $ 436 million, and ($ 33) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 29 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(805)	$773	$367
Interest rate treasury locks	841	(435)	(728)
Interest rate options	(73)	(8)	16
Foreign currency swaps	6	(31)	-
Foreign currency forwards	(11)	-	5
Equity total return swaps	3	(4)	2
Equity index options	102	68	(76)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$63	$363	$(414)

Net realized capital gain (loss):
Interest rate swaps	$874	$(490)	$(495)
Interest rate treasury locks	34	342	446
Interest rate options	(3)	-	-
Interest rate futures	273	(23)	(25)
Foreign currency swaps	4	3	4
Foreign currency forwards	16	24	26
Foreign currency futures	(111)	94	99
Equity total return swaps	(9)	(9)	11
Equity index options	22	(98)	(18)
Equity index futures	(1,104)	(1,007)	(42)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(4)	$(1,164)	$6

Total gain (loss) from derivatives in other hedging relationships	$59	$(801)	$(408)

The Company also deferred net realized gains (losses) of $ 872 million, ($ 526) million, and ($ 495) million (including $ 874 million, ($ 490) million, and ($ 495) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2017 and 2016, respectively

	December 31, 2017			December 31, 2016

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	1	$10	$-	2
AA	10	-	-	10	-	1
A	10	-	1	45	1	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$30	$-		$65	$1

1	The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2017 and 2016. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company accepted collateral consisting of cash of $ 1,973 million and $ 1,907 million, and various securities with a fair value of $ 4,360 million and $ 4,656 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2017 and 2016, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $ 261 million and $ 315 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2017 and 2016, the equity total return swap agreements with MLI had a fair value of $30 million and $16 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10
Loan-backed and structured securities	6	6	-	-	6

Total bonds with NAIC 6 rating	28	28	-	12	16
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134

Total common stocks	1,354	1,354	1,220	-	134
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-
Interest rate treasury locks	630	630	-	61	569
Interest rate options	247	247	-	67	180
Interest rate futures	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-
Foreign currency forwards	2	2	-	2	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	20	20	-	-	20
Equity index options	319	319	-	319	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769
Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40
Interest rate treasury locks	13	13	-	12	1
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-
Foreign currency forwards	5	5	-	5	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41
Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,415 million and $ 2,316 million at December 31, 2017 and 2016, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$20,392	$19,809	$20,189
Assumed	605	872	1,867
Ceded	(2,711)	(7,454)	(5,733)

Net	$18,286	$13,227	$16,323

Benefits to policyholders ceded	$(16,741)	$(15,271)	$(16,713)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,375 million.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(224)	$(264)	$(8,180)
Premiums assumed	91	106	3,272
Benefits ceded	(636)	(615)	(314)
Benefits assumed	254	246	126

Other reinsurance receivable (payable)	(1)	(2)	362
Funds held by or deposited with reinsured companies	3,316	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded, net	$(177)	$(183)	$(2,231)
Benefits ceded, net	(424)	(427)	(436)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	46	41	60
Other amounts payable on reinsurance	4	9	1

Treaty settlement received (paid)*	227	246	527
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(256)	$(517)	$(530)
Premiums ceded, impact of treaty recaptured	3,718	-	-
Benefits ceded	(782)	(836)	(756)

Other reinsurance receivable	2	-	-
Other amounts payable on reinsurance	-	24	25
Funds held by or deposited with reinsured companies	7,048	-	-
Funds withheld from unauthorized reinsurers	-	7,236	7,544
Treaty settlement received (paid)*	(8)	(594)	(468)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,644 million and $8,320 million at December 31, 2017 and 2016, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. The total amount of collateral was $8,631 million as of December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

	Years ended December 31,
	2017	2016

	(in millions)
Funds Withheld	$7,048	$6,987
Trust Assets	-	1,644
Letter of Credit	-	-

Total Value of Collateral	$7,048	$8,631

If needed for reserves credit, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. As of December 31, 2017 and 2016, a letter of credit was not needed.

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2017.

Year ended December 31,
2017

(in millions)
Available Capital	$1,884
Required Capital	$262
RBC Ratio	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2017 and 2016 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(3,320)	$(3,978)	$5,332
Benefits ceded	(11,653)	(10,494)	(12,125)

Other reinsurance receivable	25	-	-
Other amounts payable on reinsurance	389	605	351
Funds withheld from unauthorized reinsurers	-	227	240

Treaty settlement received (paid)*	480	(142)	(712)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,873 million and $2,434 million as a coinsurance reserve and JHUSA holds $109 million and $185 million as a modified coinsurance reserve at December 31, 2017 and 2016, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2017 and 2016, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The Company entered into a Stop Loss Reinsurance Agreement with (“MRBL”), effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(255)	$(298)	$(392)
Benefits ceded	(545)	(468)	(448)

Other reinsurance receivable	-	5	36
Other amounts payable on reinsurance	7	-	-
Funds withheld from unauthorized reinsurers	66	-	-
Treaty settlement received (paid)*	(28)	(74)	14
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(27)	$(28)	$(28)
Premiums assumed	-	241	-
Benefits ceded	(19)	(10)	(10)
Benefits assumed	22	8	-

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	7	-	-
Funds withheld from authorized reinsurers	-	3	5
Treaty settlement received (paid)*	(28)	7	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

Year ended December 31,
2017
(in millions)
Premiums ceded	$(373)
Premiums assumed	-
Benefits ceded	(14)
Benefits assumed	-

Other reinsurance receivable	-
Other amounts payable on reinsurance	18
Funds withheld from authorized reinsurers	50
Treaty settlement received (paid)*	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement will be supported by a FWH account and a credit-linked note. The FWH account will be funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note will be in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(395)	$(65)	$(460)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(395)	(65)	(460)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(395)	(65)	(460)
(f) Deferred tax liabilities	(291)	(5)	(296)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(104)	$(60)	$(164)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2017. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	(120)	(152)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(760)	(120)	(880)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	438	(120)	318
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(363)	2	(361)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(395)	$(65)	$(460)

	2017	2016

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	794%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,082	$5,959

Impact of tax planning strategies is as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2016
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(395)	$(65)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(395)	$(65)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$446	$(121)	$567
(b) Foreign	-	-	-

(c) Subtotal	446	(121)	567
(d) Federal income tax on net capital gains	243	496	(253)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$689	$375	$314

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,489	906	583
(4) Investments	88	257	(169)
(5) Deferred acquisition costs	357	550	(193)
(6) Policyholder dividends accrual	49	84	(35)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	28	44	(16)
(9) Pension accrual	16	-	16
(10) Receivables - nonadmitted	48	71	(23)
(11) Net operating loss carryforward	-	199	(199)
(12) Tax credit carry-forward	329	684	(354)
(13) Other (including items <5% of total ordinary tax assets)	28	32	(5)

(99) Subtotal	$2,432	$2,827	$(395)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,311	$2,706	$(395)
(e) Capital:
(1) Investments	$63	$128	$(65)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$63	$128	$(65)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$63	$128	$(65)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,374	$2,834	$(460)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,178	$2,170	$(992)
(2) Fixed assets	18	-	18
(3) Deferred and uncollected premium	9	89	(80)
(4) Policyholder reserves	934	-	934
(5) Other (including items <5% of total ordinary tax liabilities)	150	321	(171)

(99) Subtotal	$2,289	$2,580	$(291)
(b) Capital:
(1) Investments	$72	$42	$30
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	35	(35)

(99) Subtotal	$72	$77	$(5)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,361	$2,657	$(296)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$13	$177	$(164)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$2,374	$2,834	$(460)
Total deferred tax liabilities	2,361	2,657	(296)

Net deferred tax assets (liabilities)	$13	$177	$(164)

Tax effect of unrealized gains and losses			628
Tax effect of unrealized foreign exchange gains (losses)			(71)
Other			5

Change in net deferred income taxes			$(726)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$962	$294	$(105)
Net realized capital gains (losses) before IMR at statutory rate	253	(173)	335
Change in nonadmitted assets	-	-	-
Reinsurance	22	(47)	35
Valuation allowance	-	71	-
Tax-exempt income	(22)	(16)	(6)
Nondeductible expenses	1	(1)	-
Foreign tax expense gross up	8	8	9
Amortization of IMR	(68)	(78)	(128)
Tax recorded in surplus	68	(4)	37
Dividend received deduction	(184)	(183)	(230)
Investment in subsidiaries	(25)	(25)	(28)
Prior year adjustment	(151)	(54)	(21)
Tax credits	(24)	(26)	(42)
Change in tax reserve	4	(200)	18
Pension	-	-	-
Tax rate change	570	-	-
Other	1	$(1)	$(1)

Total	$1,415	$(435)	$(127)

Federal and foreign income taxes incurred	446	(121)	(778)
Capital gains tax	243	496	493
Change in net deferred income taxes	726	$(810)	$158

Total statutory income tax expense (benefit)	$1,415	$(435)	$(127)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3

			$302

Alternative minimum tax credits	2002		$3
	2003		7
	2004		1
	2008		2
	2009		7

			$20

Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $228 million, $0 million and $0 million for the years 2017, 2016 and 2015 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($156) million and ($193) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$37	$1,967
Additions based on tax positions related to the current year	14	14
Payments	-	(1,535)
Additions for tax positions of prior years	22	28
Reductions for tax positions of prior years	(13)	(437)

Balance at end of year	$60	$37

Included in the balances as of December 31, 2017 and 2016, are $75 million and $37 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016, are ($16) million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($10) million, $177 million, and $0 million of interest benefit for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had approximately $6 million and $27 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $672 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $767 million; Change in Net Unrealized Foreign Exchange Capital Gains (Losses), ($47) million; and Change in Net Deferred Income Tax, ($589) million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2017, 2016 and 2015, the Company paid ordinary dividends of $807 million, $0 million and $210 million and extraordinary dividends of $93 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2017, 2016 and 2015. Total interest paid through December 31, 2017 was $780 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the years ended December 31, 2017, 2016, and 2015, the combined interest expense on the notes was $0 million, $31 million and $29 million, respectively.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid through December 31, 2017 was $19 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $347 million, $329 million, and $377 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $767 million, $811 million, and $760 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

During 2017, 2016 and 2015, respectively, the Company received dividends of $31 million, $34 million, and $36 million from John Hancock Investment Management Services LLC, $72 million, $71 million, and $81 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $0 million, and $70 million from JHLH, $231 million, $214 million, and $289 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $19 million, and $0 million from John Hancock Partnership Holdings I & II and $10 million, $0 million, and $0 million from CLA CRE Opportunity Fund I LP. These dividends are included in the Company’s net investment income.

During 2017 and 2016, the Company made a capital contribution of $0 million and $75 million to JHS LLC in exchange for one share of its common stock, respectively.

During 2017, the Company made a capital contribution of $40 million to its wholly-owned subsidiary, MMRC, in exchange for one hundred and one shares of the common stock of MMRC, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $558 million and $543 million at December 31, 2017 and 2016, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2017	2016

	(In millions)
The Manufacturers Investment Corporation	$134	$49
John Hancock Financial Corporation	114	119
Manulife Reinsurance Limited	56	14
Manulife Reinsurance (Bermuda) Ltd.	111	153
Manulife (Michigan) Reassurance Company	4	-
John Hancock Life & Health Insurance Company	180	84
John Hancock Life Insurance Company Vermont	-	33
John Hancock Reassurance Company, Ltd.	179	88
John Hancock Life Insurance Company New York	170	263
John Hancock Investment Management Services LLC	23	22
John Hancock Subsidiaries LLC	31	64
John Hancock Insurance Agency, Inc.	5	8
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	8	6
JH Partnership Holdings I, II LP	7	3
John Hancock Energy Resources Management, Inc.	-	1
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	2	3
JH Advisors LLC	66	56
Manulife Asset Management (US) LLC	76	58
Hancock Capital Investment Management LLC	11	10
John Hancock RPS, LLC	31	5
The Berkeley Financial Group, LLC	2	1
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	4
JH Networking Insurance Agency, Inc.	5	2
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	1	11
Hancock Natural Resource Group, Inc.	30	23
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	2	-

Total	$1,264	$1,085

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $624 million, purchase other invested assets of $2,447 million, purchase real estate of $213 million, and issue agricultural and commercial mortgages of $92 million at December 31, 2017. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2018.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2018	$12
2019	11
2020	11
2021	8
2022	5
Thereafter	350

Total	$397

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. An agreement to settle the case pending in California for $60 million received preliminary court approval at a hearing on February 13, 2018. A hearing for final approval is scheduled for May 9, 2018. That case covers a class of approximately 104,000 current and former owners of Flex V policies. Discovery in the case pending in New York was completed at the end of 2017. Motion practice related to class certification in the New York case is due to be concluded by June 15. It is premature to attempt to predict any outcome or range of outcomes for this matter.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2017	2016	2017	2016

	(in millions)
Group Annuity Contracts (401K)	$87,377	$78,915	$-	$-
Variable and Fixed Annuities	35,552	35,077	23	25
Life Insurance	14,081	12,516	-	-
Fixed Products - Institutional and stable value fund	2,140	2,566	-	-
Fixed Products - Retail	26	27	413	452
Investments - Funds	1,555	1,569	-	-

Total	$140,731	$130,670	$436	$477

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74
2013	$263	$109

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$36,044	$35,588
Amount of reserve held	821	901
Net amount at risk - gross	4,817	7,031
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$28,880	$24,145
Balanced	10,009	15,300
Bonds	6,381	5,052
Money Market	519	556

Total	$45,789	$45,053

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,395	$14,395	$-	$13,768	$13,768

Reserves for accounts with assets at:
Fair value	627	139,896	140,523	1,114	129,333	130,447
Amortized cost	-	-	-	-	-	-

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$400	$1,720	$2,120	$474	$1,733	$2,207
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,494	1,494	-	1,531	1,531
At fair value	-	134,740	134,740	-	122,924	122,924
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,771	1,771	-	2,903	2,903

Subtotal	400	139,725	140,125	474	129,091	129,565
Not subject to discretionary withdrawal	227	171	398	640	242	882

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$17,679	$17,163	$17,071
Transfers from separate accounts	26,385	22,744	23,625

Net transfers to (from) separate accounts	$(8,706)	$(5,581)	$(6,554)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $34 million, $30 million, and $35 million in 2017, 2016 and 2015, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2017, 2016 and 2015, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $328 million and $346 million at December 31, 2017 and 2016, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2017, 2016 and 2015, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2017 and 2016 was $112 million and $97 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2017 and 2016 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2017, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2017. At December 31, 2017, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2017, the Company had $55 million outstanding borrowings under the agreement with a fair value of $55 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and an additional advance of $25 million on February 15, 2017. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $1 million and $0 million for the year ended December 31, 2017 and 2016.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2017 and 2016 was $197 million and $201 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; and thereafter $125 million.

Interest expense on consumer notes, included in benefits to policyholders, was $11 million, $12 million, and $18 million in 2017, 2016 and 2015, respectively. Interest paid amounted to $11 million, $11 million, and $18 million in 2017, 2016 and 2015, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $7 million, and $6 million for the years ended December 31, 2017, 2016 and 2015, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2017
	(1) (Col 2 + 3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$19	$19	$-
(b) Membership stock - Class B	-	-	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $0 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2017 and 2016, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2017 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2017	2016

	(in millions)
Assets:
Bonds	$2,744	$2,979
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	247	271
Real estate	704	817
Cash, cash equivalents and short-term investments	4	17
Policy loans	1,694	1,686
Other invested assets	248	140

Total cash and invested assets	5,641	5,910
Investment income due and accrued	102	108
Premiums due and deferred	5	9
Net deferred tax asset	73	144
Other closed block assets	46	-

Total closed block assets	$5,867	$6,171

Obligations:
Policy reserves	5,515	5,623
Policyholders’ and beneficiaries’ funds	60	62
Dividends payable to policyholders	322	324
Policy benefits in process of payment	71	89
Other policy obligations	1	2
Other closed block obligations	500	719

Total closed block obligations	$6,469	$6,819

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2017

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life		Statement of operations and
Insurance Company (U.S.A) Separate Account H		changes in contract owners’ equity
500 Index Fund Series I	Lifestyle Balanced Portfolio Series II	For each of the two years in the period ended December 31, 2017
500 Index Fund Series II	Lifestyle Conservative Portfolio Series I
500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series I
Active Bond Trust Series II	Lifestyle Growth Portfolio Series II
American Asset Allocation Trust Series I	Lifestyle Growth Portfolio Series NAV
American Asset Allocation Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series III	Lifestyle Moderate Portfolio Series II
American Global Growth Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Global Growth Trust Series III	Managed Volatility Aggressive Portfolio Series II
American Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
American Growth Trust Series III	Managed Volatility Balanced Portfolio Series II
American Growth-Income Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Growth-Income Trust Series II	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Conservative Portfolio Series II
American International Trust Series II	Managed Volatility Growth Portfolio Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

American International Trust Series III	Managed Volatility Growth Portfolio Series II
Basic Value Focus	Managed Volatility Growth Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Moderate Portfolio Series I
Blue Chip Growth Trust Series II	Managed Volatility Moderate Portfolio Series II
Bond Trust Series I	Mid Cap Index Trust Series I
Bond Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series NAV	Mutual Shares Trust Series I
Equity Income Trust Series I	PIMCO All Asset
Equity Income Trust Series II	Real Estate Securities Trust Series I
Financial Industries Trust Series I	Real Estate Securities Trust Series II
Financial Industries Trust Series II	Science & Technology Trust Series I
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series I	Short Term Government Income Trust Series I
Fundamental Large Cap Value Trust Series II	Short Term Government Income Trust Series II
Global Allocation	Small Cap Growth Trust Series I
Global Bond Trust Series I	Small Cap Growth Trust Series II
Global Bond Trust Series II	Small Cap Index Trust Series I
Global Trust Series I	Small Cap Index Trust Series II
Global Trust Series II	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Opportunities Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Health Sciences Trust Series II	Small Cap Value Trust Series I
High Yield Trust Series I	Small Cap Value Trust Series II
High Yield Trust Series II	Small Company Value Trust Series I
International Equity Index Series I	Small Company Value Trust Series II
International Equity Index Series II	Strategic Income Opportunities Trust Series I
International Equity Index Series NAV	Strategic Income Opportunities Trust Series II
International Growth Stock Trust Series II	Total Bond Market Series Trust NAV
International Small Company Trust Series I	Total Bond Market Trust Series II
International Small Company Trust Series II	Total Stock Market Index Trust Series I
International Value Trust Series I	Total Stock Market Index Trust Series II
International Value Trust Series II	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series II
Investment Quality Bond Trust Series II	Utilities Trust Series I
Lifestyle Aggressive Portfolio Series I	Utilities Trust Series II
Lifestyle Aggressive Portfolio Series II	Value Opportunities
Lifestyle Balanced Portfolio Series I
Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2017
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series I (a)	500 Index Fund Series II (b)	500 Index Fund Series NAV (c)	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$147,483,724	$60,261,221	$207,674,822	$28,903,838	$144,487,336	$123,761,480

Units outstanding	6,105,141	2,585,889	8,459,157	1,451,268	7,618,528	6,072,330
Unit value	$24.16	$23.30	$24.55	$19.92	$18.97	$20.38

Shares	4,580,240	1,870,305	6,451,532	3,020,255	15,066,458	8,660,705
Cost	$119,334,674	$45,814,646	$125,844,479	$29,590,119	$148,575,396	$104,164,544

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$1,061,204,462	$140,566,905	$173,374,560	$31,918,422	$595,655,476	$97,230,931

Units outstanding	54,126,606	5,984,170	7,935,807	1,252,683	16,058,791	3,579,993
Unit value	$19.61	$23.49	$21.85	$25.48	$37.09	$27.16

Shares	74,210,102	9,829,854	10,795,427	1,988,687	29,693,693	4,847,006
Cost	$802,364,856	$111,505,115	$149,110,384	$27,791,818	$496,960,129	$85,486,035

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus
Total Assets
Investments at fair value	$121,608,060	$507,127,566	$221,783,111	$333,479,396	$43,049,757	$4,929,593

Units outstanding	3,387,677	15,764,325	8,379,737	11,002,549	2,403,967	109,061
Unit value	$35.90	$32.17	$26.47	$30.31	$17.91	$45.20

Shares	6,874,396	28,765,035	12,565,615	15,213,476	1,969,339	316,812
Cost	$118,231,515	$476,129,443	$218,591,802	$241,744,894	$31,464,739	$4,109,648

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II
Total Assets
Investments at fair value	$243,659,712	$115,265,893	$189,485,965	$428,601,850	$140,278,520	$57,962,750

Units outstanding	4,509,791	3,103,134	13,425,264	32,359,937	5,905,808	1,691,874
Unit value	$54.03	$37.14	$14.11	$13.24	$23.75	$34.26

Shares	6,977,655	3,380,231	14,119,670	31,890,019	9,575,326	4,093,415
Cost	$181,835,627	$101,897,443	$193,586,792	$436,538,338	$117,891,244	$53,494,079

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$280,370,463	$75,033,403	$87,943,735	$12,878,784	$42,338,077	$1,854,572

Units outstanding	12,364,275	4,369,480	5,341,711	314,256	3,264,187	142,910
Unit value	$22.68	$17.17	$16.46	$40.98	$12.97	$12.98

Shares	23,481,613	5,736,499	6,728,671	580,649	3,982,886	174,795
Cost	$273,873,430	$77,072,226	$90,177,902	$9,075,519	$41,023,315	$1,800,320

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$196,453,662	$122,995,102	$11,693,440	$16,106,364	$48,359,358	$223,804,565

Units outstanding	3,727,107	4,389,304	474,458	625,106	1,221,295	7,733,962
Unit value	$52.71	$28.02	$24.65	$25.77	$39.60	$28.94

Shares	11,225,924	7,060,568	780,083	1,082,417	1,876,576	10,477,742
Cost	$173,876,017	$116,386,914	$9,762,613	$13,546,184	$28,760,647	$184,002,505

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Fundamental Large Cap Value Trust Series II	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$178,758,422	$250,670	$28,397,867	$71,900,404	$119,324,071	$37,859,017

Units outstanding	6,913,782	11,243	917,345	3,739,056	4,161,094	1,658,271
Unit value	$25.86	$22.30	$30.96	$19.23	$28.68	$22.83

Shares	8,310,480	14,565	2,196,277	5,630,415	5,446,101	1,735,856
Cost	$146,433,090	$237,167	$28,052,198	$70,637,690	$91,630,640	$33,198,759

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I (d)	International Equity Index Series II (e)
Total Assets
Investments at fair value	$51,424,786	$63,593,189	$62,433,081	$55,498,697	$15,509,225	$15,168,134

Units outstanding	743,747	964,531	3,438,490	2,456,073	920,999	918,163
Unit value	$69.14	$65.93	$18.16	$22.60	$16.84	$16.52

Shares	2,054,526	2,734,015	11,735,542	10,220,755	841,064	821,676
Cost	$56,975,975	$70,931,181	$65,665,369	$57,613,491	$13,248,120	$13,163,826

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Equity Index Series NAV (f)	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II
Total Assets
Investments at fair value	$12,079,669	$17,309,176	$25,245,069	$16,816,461	$72,750,622	$61,335,016

Units outstanding	902,476	1,034,214	1,106,783	763,609	3,294,988	2,586,872
Unit value	$13.39	$16.74	$22.81	$22.02	$22.08	$23.71

Shares	655,080	932,606	1,586,742	1,058,305	5,080,351	4,289,162
Cost	$9,872,523	$14,850,809	$17,427,439	$12,909,299	$60,256,147	$53,126,065

(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I (g)	Lifestyle Aggressive Portfolio Series II (h)	Lifestyle Balanced Portfolio Series I (i)	Lifestyle Balanced Portfolio Series II (j)
Total Assets
Investments at fair value	$135,673,299	$68,203,588	$2,269,813	$5,455,416	$22,596,557	$575,485,493

Units outstanding	6,868,000	3,684,653	136,196	331,950	1,482,255	35,280,396
Unit value	$19.75	$18.51	$16.67	$16.43	$15.24	$16.31

Shares	12,168,009	6,116,914	149,922	360,331	1,508,448	38,340,139
Cost	$141,478,453	$70,675,697	$1,976,815	$4,692,392	$21,676,396	$541,665,994

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Conservative Portfolio Series I (k)	Lifestyle Conservative Portfolio Series II (l)	Lifestyle Growth Portfolio Series I (m)	Lifestyle Growth Portfolio Series II (n)	Lifestyle Growth Portfolio Series NAV (o)	Lifestyle Moderate Portfolio Series I (p)
Total Assets
Investments at fair value	$8,059,034	$96,081,956	$225,786,307	$5,694,618,560	$6,909,355	$7,686,268

Units outstanding	574,117	6,605,886	13,985,436	340,523,803	509,119	518,269
Unit value	$14.04	$14.54	$16.14	$16.72	$13.57	$14.83

Shares	601,870	7,164,948	13,759,068	346,598,817	421,302	532,290
Cost	$8,073,884	$94,800,245	$216,286,362	$5,414,721,145	$6,866,101	$7,414,340

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Moderate Portfolio Series II (q)	Managed Volatility Aggressive Portfolio Series I (r)	Managed Volatility Aggressive Portfolio Series II (s)	Managed Volatility Balanced Portfolio Series I (t)	Managed Volatility Balanced Portfolio Series II (u)	Managed Volatility Balanced Portfolio Series NAV (v)
Total Assets
Investments at fair value	$172,969,811	$54,572,826	$82,147,485	$446,881,807	$5,741,378,742	$117,998

Units outstanding	10,893,620	2,163,240	3,402,922	19,484,951	272,743,013	5,912
Unit value	$15.88	$25.23	$24.14	$22.93	$21.05	$19.96

Shares	11,953,684	4,585,952	6,926,432	34,481,621	445,759,219	9,084
Cost	$165,023,379	$43,103,898	$60,888,409	$423,370,914	$5,065,414,532	$112,319

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Conservative Portfolio Series I (w)	Managed Volatility Conservative Portfolio Series II (x)	Managed Volatility Growth Portfolio Series I (y)	Managed Volatility Growth Portfolio Series II (z)	Managed Volatility Growth Portfolio Series NAV (aa)	Managed Volatility Moderate Portfolio Series I (ab)
Total Assets
Investments at fair value	$113,494,475	$1,057,774,141	$461,475,088	$8,258,710,967	$463,070	$170,589,130

Units outstanding	5,110,489	56,528,717	21,052,474	384,256,728	21,769	7,152,400
Unit value	$22.21	$18.71	$21.92	$21.49	$21.27	$23.85

Shares	9,886,278	92,787,205	31,716,501	569,566,274	31,782	13,835,290
Cost	$122,327,445	$1,141,602,352	$390,883,060	$6,444,515,076	$393,555	$175,096,732

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series II (ac)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I
Total Assets
Investments at fair value	$1,798,772,391	$98,701,865	$78,242,739	$133,040,939	$72,595,992	$53,461,543

Units outstanding	88,426,556	2,409,972	2,047,512	4,139,818	1,857,493	1,540,959
Unit value	$20.34	$40.96	$38.21	$32.14	$39.08	$34.69

Shares	146,838,563	4,291,385	3,418,206	7,465,821	4,303,260	4,608,754
Cost	$1,811,480,931	$93,507,215	$70,123,968	$116,477,247	$68,765,653	$53,225,279

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset
Total Assets
Investments at fair value	$53,485,727	$34,960,289	$160,059,415	$6,185,471	$171,127,549	$11,928,599

Units outstanding	1,623,098	2,435,130	14,058,988	503,018	8,334,910	569,467
Unit value	$32.95	$14.36	$11.38	$12.30	$20.53	$20.95

Shares	4,606,867	34,960,289	160,059,415	6,185,471	25,656,304	1,080,489
Cost	$53,617,726	$34,960,289	$160,059,415	$6,185,471	$218,904,447	$11,786,441

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II
Total Assets
Investments at fair value	$33,691,369	$38,440,472	$98,952,850	$44,570,056	$27,105,593	$23,432,775

Units outstanding	636,862	966,645	2,859,342	1,104,734	2,229,433	1,988,007
Unit value	$52.90	$39.77	$34.61	$40.34	$12.16	$11.79

Shares	1,709,354	1,947,339	3,301,730	1,548,109	2,255,041	1,947,862
Cost	$26,547,522	$32,399,629	$69,244,375	$36,252,908	$28,197,767	$24,087,837

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II
Total Assets
Investments at fair value	$717,622	$28,000,720	$13,903,447	$36,107,393	$38,837,420	$31,838,271

Units outstanding	28,803	887,366	418,638	1,076,540	974,597	853,932
Unit value	$24.91	$31.55	$33.21	$33.54	$39.85	$37.28

Shares	70,841	2,898,625	864,105	2,256,712	1,213,290	1,011,381
Cost	$677,641	$26,856,759	$12,060,761	$30,666,188	$35,876,628	$29,542,378

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$727,249	$32,188,447	$45,719,641	$45,916,217	$37,168,870	$38,634,852

Units outstanding	23,867	1,004,416	968,872	1,224,233	1,589,928	1,747,679
Unit value	$30.47	$32.05	$47.19	$37.51	$23.38	$22.11

Shares	35,914	1,599,029	2,191,737	2,247,490	2,709,101	2,807,765
Cost	$734,879	$33,707,170	$41,222,835	$42,095,497	$36,518,376	$38,024,248

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Bond Market Series Trust NAV (ad)	Total Bond Market Trust Series II (ae)	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$104,753,255	$57,666,704	$47,613,514	$38,772,237	$8,671,251	$187,372,567

Units outstanding	8,001,184	4,595,430	1,891,536	1,219,652	727,684	16,588,059
Unit value	$13.09	$12.55	$25.17	$31.79	$11.92	$11.30

Shares	10,361,351	5,692,666	2,126,553	1,737,886	759,969	16,421,785
Cost	$109,081,162	$58,974,876	$42,644,371	$26,791,216	$8,771,575	$189,910,691

(ad)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ae)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities
Total Assets
Investments at fair value	$13,785,176	$11,546,556	$3,119,950

Units outstanding	430,702	257,484	41,565
Unit value	$32.01	$44.84	$75.06

Shares	976,287	826,525	122,016
Cost	$14,017,262	$11,722,569	$2,362,935

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2017 (a)	2016	2017 (b)	2016	2017 (c)	2016
Income:
Dividend distributions received	$2,397,497	$1,960,368	$844,338	$736,785	$3,523,944	$3,533,208
Expenses:
Mortality and expense risk and administrative charges	(2,097,525)	(943,815)	(910,520)	(720,839)	(2,115,195)	(2,070,163)

Net investment income (loss)	299,972	1,016,553	(66,182)	15,946	1,408,749	1,463,045

Realized gains (losses) on investments:
Capital gain distributions received	1,800,169	728,226	704,696	679,743	2,600,349	3,232,273
Net realized gain (loss)	7,539,683	3,264,881	4,034,963	1,935,435	16,615,853	8,494,700

Realized gains (losses)	9,339,852	3,993,107	4,739,659	2,615,178	19,216,202	11,726,973

Unrealized appreciation (depreciation) during the period	16,333,343	3,414,464	5,266,255	1,605,568	17,830,674	7,125,917

Net increase (decrease) in net assets from operations	25,973,167	8,424,124	9,939,732	4,236,692	38,455,625	20,315,935

Changes from principal transactions:
Purchase payments	276,081	625,480	162,585	107,500	157,236	781,536
Transfers between sub-accounts and the company	(263,375)	89,646,002	2,392,386	10,113,019	(8,555,759)	(4,857,420)
Withdrawals	(17,040,401)	(6,169,576)	(5,585,169)	(3,226,897)	(25,086,874)	(16,716,779)
Annual contract fee	(255,789)	(156,438)	(216,430)	(184,595)	(1,764,854)	(1,809,298)

Net increase (decrease) in net assets from principal transactions	(17,283,484)	83,945,468	(3,246,628)	6,809,027	(35,250,251)	(22,601,961)

Total increase (decrease) in net assets	8,689,683	92,369,592	6,693,104	11,045,719	3,205,374	(2,286,026)
Net assets at beginning of period	138,794,041	46,424,449	53,568,117	42,522,398	204,469,448	206,755,474

Net assets at end of period	$147,483,724	$138,794,041	$60,261,221	$53,568,117	$207,674,822	$204,469,448

	2017	2016	2017	2016	2017	2016
Units, beginning of period	6,883,526	2,528,339	2,740,732	2,353,578	10,016,111	11,198,247
Units issued	215,631	4,888,792	304,282	706,785	64,724	123,873
Units redeemed	(994,016)	(533,605)	(459,125)	(319,631)	(1,621,678)	(1,306,009)

Units, end of period	6,105,141	6,883,526	2,585,889	2,740,732	8,459,157	10,016,111

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,039,513	$1,166,745	$4,619,312	$5,048,454	$1,443,164	$1,454,581
Expenses:
Mortality and expense risk and administrative charges	(446,796)	(481,972)	(2,344,300)	(2,469,366)	(1,792,535)	(1,684,676)

Net investment income (loss)	592,717	684,773	2,275,012	2,579,088	(349,371)	(230,095)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,047,434	14,863,301
Net realized gain (loss)	(39,348)	126,097	(340,418)	(107,767)	7,227,590	5,793,175

Realized gains (losses)	(39,348)	126,097	(340,418)	(107,767)	15,275,024	20,656,476

Unrealized appreciation (depreciation) during the period	436,624	131,402	2,282,489	1,540,159	1,217,607	(12,163,574)

Net increase (decrease) in net assets from operations	989,993	942,272	4,217,083	4,011,480	16,143,260	8,262,807

Changes from principal transactions:
Purchase payments	18,276	36,701	115,191	75,488	223,515	148,988
Transfers between sub-accounts and the company	463,915	(562,149)	13,827,937	(313,531)	5,211,616	3,169,872
Withdrawals	(3,430,750)	(3,291,456)	(18,405,860)	(17,449,907)	(14,853,211)	(9,518,177)
Annual contract fee	(49,743)	(53,823)	(447,010)	(506,145)	(153,044)	(151,668)

Net increase (decrease) in net assets from principal transactions	(2,998,302)	(3,870,727)	(4,909,742)	(18,194,095)	(9,571,124)	(6,350,985)

Total increase (decrease) in net assets	(2,008,309)	(2,928,455)	(692,659)	(14,182,615)	6,572,136	1,911,822
Net assets at beginning of period	30,912,147	33,840,602	145,179,995	159,362,610	117,189,344	115,277,522

Net assets at end of period	$28,903,838	$30,912,147	$144,487,336	$145,179,995	$123,761,480	$117,189,344

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,602,699	1,807,587	7,880,360	8,869,897	6,564,402	6,939,407
Units issued	138,975	95,006	838,699	430,718	440,291	412,966
Units redeemed	(290,406)	(299,894)	(1,100,531)	(1,420,255)	(932,363)	(787,971)

Units, end of period	1,451,268	1,602,699	7,618,528	7,880,360	6,072,330	6,564,402

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$11,461,372	$11,422,711	$2,110,539	$2,185,212	$290,528	$1,251,093
Expenses:
Mortality and expense risk and administrative charges	(15,100,147)	(14,911,819)	(1,247,016)	(1,206,006)	(2,454,971)	(2,405,094)

Net investment income (loss)	(3,638,775)	(3,489,108)	863,523	979,206	(2,164,443)	(1,154,001)

Realized gains (losses) on investments:
Capital gain distributions received	69,550,042	135,440,459	9,157,391	17,355,603	13,891,496	20,548,515
Net realized gain (loss)	60,551,076	44,014,342	7,091,468	5,832,359	11,462,679	9,734,905

Realized gains (losses)	130,101,118	179,454,801	16,248,859	23,187,962	25,354,175	30,283,420

Unrealized appreciation (depreciation) during the period	14,215,072	(101,774,132)	2,755,337	(13,174,746)	19,184,159	(31,683,752)

Net increase (decrease) in net assets from operations	140,677,415	74,191,561	19,867,719	10,992,422	42,373,891	(2,554,333)

Changes from principal transactions:
Purchase payments	660,003	1,647,028	32,590	156,262	299,064	311,714
Transfers between sub-accounts and the company	(1,384,141)	(10,920,039)	(1,285,584)	(319,058)	(5,220,971)	(5,399,051)
Withdrawals	(121,810,637)	(89,111,538)	(14,022,826)	(11,509,434)	(17,491,911)	(16,820,281)
Annual contract fee	(7,326,197)	(7,601,455)	(765,046)	(790,574)	(909,707)	(956,553)

Net increase (decrease) in net assets from principal transactions	(129,860,972)	(105,986,004)	(16,040,866)	(12,462,804)	(23,323,525)	(22,864,171)

Total increase (decrease) in net assets	10,816,443	(31,794,443)	3,826,853	(1,470,382)	19,050,366	(25,418,504)
Net assets at beginning of period	1,050,388,019	1,082,182,462	136,740,052	138,210,434	154,324,194	179,742,698

Net assets at end of period	$1,061,204,462	$1,050,388,019	$140,566,905	$136,740,052	$173,374,560	$154,324,194

	2017	2016	2017	2016	2017	2016
Units, beginning of period	61,101,587	67,055,234	6,706,161	7,351,350	9,112,926	10,462,082
Units issued	425,463	10,927,592	17,042	40,836	517,047	568,651
Units redeemed	(7,400,444)	(16,881,239)	(739,033)	(686,025)	(1,694,166)	(1,917,807)

Units, end of period	54,126,606	61,101,587	5,984,170	6,706,161	7,935,807	9,112,926

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$181,826	$385,034	$1,627,017	$1,826,344	$688,348	$734,257
Expenses:
Mortality and expense risk and administrative charges	(296,618)	(279,315)	(9,117,886)	(8,888,665)	(894,415)	(839,055)

Net investment income (loss)	(114,792)	105,719	(7,490,869)	(7,062,321)	(206,067)	(104,798)

Realized gains (losses) on investments:
Capital gain distributions received	2,652,990	3,918,552	88,616,974	173,281,660	14,616,005	27,803,346
Net realized gain (loss)	1,091,422	302,818	60,222,831	53,614,819	6,945,926	3,932,306

Realized gains (losses)	3,744,412	4,221,370	148,839,805	226,896,479	21,561,931	31,735,652

Unrealized appreciation (depreciation) during the period	4,864,953	(4,353,339)	(5,007,484)	(179,426,742)	1,994,502	(24,060,934)

Net increase (decrease) in net assets from operations	8,494,573	(26,250)	136,341,452	40,407,416	23,350,366	7,569,920

Changes from principal transactions:
Purchase payments	36,811	39,866	654,877	930,609	110,299	149,347
Transfers between sub-accounts and the company	(4,318,628)	1,620,350	(38,185,000)	(21,305,637)	(9,128,449)	(1,025,697)
Withdrawals	(2,972,876)	(2,085,546)	(72,058,382)	(62,302,237)	(10,008,801)	(6,163,012)
Annual contract fee	(167,126)	(164,897)	(2,125,200)	(2,242,939)	(637,722)	(636,596)

Net increase (decrease) in net assets from principal transactions	(7,421,819)	(590,227)	(111,713,705)	(84,920,204)	(19,664,673)	(7,675,958)

Total increase (decrease) in net assets	1,072,754	(616,477)	24,627,747	(44,512,788)	3,685,693	(106,038)
Net assets at beginning of period	30,845,668	31,462,145	571,027,729	615,540,517	93,545,238	93,651,276

Net assets at end of period	$31,918,422	$30,845,668	$595,655,476	$571,027,729	$97,230,931	$93,545,238

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,575,305	1,602,601	19,384,668	22,431,803	4,375,228	4,751,776
Units issued	3,665	163,468	174,926	750,533	14,382	111,976
Units redeemed	(326,287)	(190,764)	(3,500,803)	(3,797,668)	(809,617)	(488,524)

Units, end of period	1,252,683	1,575,305	16,058,791	19,384,668	3,579,993	4,375,228

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,229,495	$1,823,109	$4,839,110	$7,683,149	$3,085,599	$4,280,329
Expenses:
Mortality and expense risk and administrative charges	(1,771,732)	(1,711,383)	(7,840,490)	(7,971,142)	(2,029,219)	(1,961,890)

Net investment income (loss)	(542,237)	111,726	(3,001,380)	(287,993)	1,056,380	2,318,439

Realized gains (losses) on investments:
Capital gain distributions received	19,424,010	28,036,158	83,192,399	126,003,299	36,759,686	53,139,546
Net realized gain (loss)	7,187,413	8,192,291	37,950,049	41,071,397	3,491,423	3,823,651

Realized gains (losses)	26,611,423	36,228,449	121,142,448	167,074,696	40,251,109	56,963,197

Unrealized appreciation (depreciation) during the period	(4,084,378)	(26,004,357)	(25,358,184)	(121,480,128)	1,616,669	(37,690,109)

Net increase (decrease) in net assets from operations	21,984,808	10,335,818	92,782,884	45,306,575	42,924,158	21,591,527

Changes from principal transactions:
Purchase payments	128,704	549,034	456,373	501,056	261,524	317,713
Transfers between sub-accounts and the company	(4,338,045)	(4,828,815)	(18,163,996)	(20,529,981)	(14,559,441)	(6,122,116)
Withdrawals	(12,067,377)	(9,328,519)	(69,101,948)	(61,203,354)	(22,214,873)	(15,930,655)
Annual contract fee	(252,379)	(268,567)	(1,932,403)	(2,087,438)	(1,412,257)	(1,438,275)

Net increase (decrease) in net assets from principal transactions	(16,529,097)	(13,876,867)	(88,741,974)	(83,319,717)	(37,925,047)	(23,173,333)

Total increase (decrease) in net assets	5,455,711	(3,541,049)	4,040,910	(38,013,142)	4,999,111	(1,581,806)
Net assets at beginning of period	116,152,349	119,693,398	503,086,656	541,099,798	216,784,000	218,365,806

Net assets at end of period	$121,608,060	$116,152,349	$507,127,566	$503,086,656	$221,783,111	$216,784,000

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,892,000	4,390,412	18,765,188	22,083,284	9,931,652	11,057,877
Units issued	65,284	133,252	168,878	347,412	21,138	53,867
Units redeemed	(569,607)	(631,664)	(3,169,741)	(3,665,508)	(1,573,053)	(1,180,092)

Units, end of period	3,387,677	3,892,000	15,764,325	18,765,188	8,379,737	9,931,652

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,354,865	$2,669,214	$505,207	$535,189	$65,592	$67,020
Expenses:
Mortality and expense risk and administrative charges	(5,096,134)	(5,014,987)	(397,098)	(377,614)	(73,313)	(76,140)

Net investment income (loss)	(2,741,269)	(2,345,773)	108,109	157,575	(7,721)	(9,120)

Realized gains (losses) on investments:
Capital gain distributions received	17,139,853	—	2,235,530	—	188,166	121,409
Net realized gain (loss)	28,127,032	19,828,949	1,886,338	549,718	111,480	20,282

Realized gains (losses)	45,266,885	19,828,949	4,121,868	549,718	299,646	141,691

Unrealized appreciation (depreciation) during the period	42,945,792	(12,784,309)	7,357,502	406,225	13,424	638,612

Net increase (decrease) in net assets from operations	85,471,408	4,698,867	11,587,479	1,113,518	305,349	771,183

Changes from principal transactions:
Purchase payments	375,043	550,239	31,495	61,336	—	66
Transfers between sub-accounts and the company	(26,455,283)	(474,516)	(4,219,532)	910,741	(170,235)	(513,159)
Withdrawals	(41,290,197)	(34,558,561)	(4,904,995)	(3,186,916)	(473,657)	(431,786)
Annual contract fee	(1,316,339)	(1,390,652)	(339,709)	(339,589)	(11,255)	(14,825)

Net increase (decrease) in net assets from principal transactions	(68,686,776)	(35,873,490)	(9,432,741)	(2,554,428)	(655,147)	(959,704)

Total increase (decrease) in net assets	16,784,632	(31,174,623)	2,154,738	(1,440,910)	(349,798)	(188,521)
Net assets at beginning of period	316,694,764	347,869,387	40,895,019	42,335,929	5,279,391	5,467,912

Net assets at end of period	$333,479,396	$316,694,764	$43,049,757	$40,895,019	$4,929,593	$5,279,391

	2017	2016	2017	2016	2017	2016
Units, beginning of period	13,582,355	15,090,397	2,988,807	3,172,556	126,876	153,716
Units issued	240,463	888,552	11,989	206,808	2,292	95
Units redeemed	(2,820,269)	(2,396,594)	(596,829)	(390,557)	(20,107)	(26,935)

Units, end of period	11,002,549	13,582,355	2,403,967	2,988,807	109,061	126,876

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$164,268	$24,534	$—	$—	$5,185,718	$5,512,102
Expenses:
Mortality and expense risk and administrative charges	(3,362,106)	(3,096,568)	(1,758,566)	(1,645,138)	(1,729,596)	(1,762,527)

Net investment income (loss)	(3,197,838)	(3,072,034)	(1,758,566)	(1,645,138)	3,456,122	3,749,575

Realized gains (losses) on investments:
Capital gain distributions received	15,273,149	34,258,241	7,523,127	17,116,999	—	—
Net realized gain (loss)	16,972,705	14,490,077	4,859,876	6,935,603	(512,817)	(263,439)

Realized gains (losses)	32,245,854	48,748,318	12,383,003	24,052,602	(512,817)	(263,439)

Unrealized appreciation (depreciation) during the period	37,534,810	(48,528,427)	21,589,366	(24,486,444)	2,209,652	710,325

Net increase (decrease) in net assets from operations	66,582,826	(2,852,143)	32,213,803	(2,078,980)	5,152,957	4,196,461

Changes from principal transactions:
Purchase payments	387,623	428,903	234,094	200,917	147,777	252,458
Transfers between sub-accounts and the company	(2,337,150)	(9,851,081)	(4,806,047)	(4,459,371)	13,041,503	7,019,195
Withdrawals	(25,508,251)	(19,002,930)	(12,617,211)	(12,141,312)	(18,778,417)	(14,796,264)
Annual contract fee	(367,325)	(383,236)	(328,421)	(337,794)	(1,338,247)	(1,434,724)

Net increase (decrease) in net assets from principal transactions	(27,825,103)	(28,808,344)	(17,517,585)	(16,737,560)	(6,927,384)	(8,959,335)

Total increase (decrease) in net assets	38,757,723	(31,660,487)	14,696,218	(18,816,540)	(1,774,427)	(4,762,874)
Net assets at beginning of period	204,901,989	236,562,476	100,569,675	119,386,215	191,260,392	196,023,266

Net assets at end of period	$243,659,712	$204,901,989	$115,265,893	$100,569,675	$189,485,965	$191,260,392

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,095,144	5,839,143	3,626,777	4,253,839	13,919,715	14,569,746
Units issued	195,064	158,990	271,745	434,420	1,010,629	803,971
Units redeemed	(780,417)	(902,989)	(795,388)	(1,061,482)	(1,505,080)	(1,454,002)

Units, end of period	4,509,791	5,095,144	3,103,134	3,626,777	13,425,264	13,919,715

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$10,908,262	$12,011,043	$83,477	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(6,376,527)	(6,832,381)	(1,974,467)	(1,862,278)	(895,262)	(838,560)

Net investment income (loss)	4,531,735	5,178,662	(1,890,990)	(1,862,278)	(895,262)	(838,560)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,087,633	21,068,111	4,829,163	9,098,171
Net realized gain (loss)	(1,994,904)	1,006,408	7,547,307	5,740,638	1,356,506	1,520,426

Realized gains (losses)	(1,994,904)	1,006,408	18,634,940	26,808,749	6,185,669	10,618,597

Unrealized appreciation (depreciation) during the period	5,908,942	533,033	22,826,953	(28,911,823)	11,334,305	(11,729,241)

Net increase (decrease) in net assets from operations	8,445,773	6,718,103	39,570,903	(3,965,352)	16,624,712	(1,949,204)

Changes from principal transactions:
Purchase payments	395,925	368,813	210,887	272,925	187,756	189,948
Transfers between sub-accounts and the company	34,156,971	44,645,587	(6,303,350)	(6,232,124)	(3,075,556)	(4,294,843)
Withdrawals	(54,396,164)	(53,297,134)	(14,380,163)	(10,341,183)	(6,631,415)	(4,241,519)
Annual contract fee	(2,267,158)	(2,531,816)	(272,105)	(291,456)	(191,531)	(192,180)

Net increase (decrease) in net assets from principal transactions	(22,110,426)	(10,814,550)	(20,744,731)	(16,591,838)	(9,710,746)	(8,538,594)

Total increase (decrease) in net assets	(13,664,653)	(4,096,447)	18,826,172	(20,557,190)	6,913,966	(10,487,798)
Net assets at beginning of period	442,266,503	446,362,950	121,452,348	142,009,538	51,048,784	61,536,582

Net assets at end of period	$428,601,850	$442,266,503	$140,278,520	$121,452,348	$57,962,750	$51,048,784

	2017	2016	2017	2016	2017	2016
Units, beginning of period	34,034,704	34,819,285	6,883,373	7,855,545	1,997,340	2,331,857
Units issued	5,667,254	20,264,968	166,580	143,460	156,241	134,637
Units redeemed	(7,342,021)	(21,049,549)	(1,144,145)	(1,115,632)	(461,707)	(469,154)

Units, end of period	32,359,937	34,034,704	5,905,808	6,883,373	1,691,874	1,997,340

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Bond Trust Series I		Core Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$3,484,990	$3,160,000	$1,610,423	$1,823,792	$1,713,896	$1,879,985
Expenses:
Mortality and expense risk and administrative charges	(3,878,882)	(3,934,646)	(1,178,177)	(1,432,896)	(1,440,804)	(1,722,840)

Net investment income (loss)	(393,892)	(774,646)	432,246	390,896	273,092	157,145

Realized gains (losses) on investments:
Capital gain distributions received	13,367,108	27,613,048	995,245	50,430	1,152,060	58,626
Net realized gain (loss)	5,153,101	6,934,988	(258,568)	(138,806)	(364,368)	(188,450)

Realized gains (losses)	18,520,209	34,548,036	736,677	(88,376)	787,692	(129,824)

Unrealized appreciation (depreciation) during the period	17,737,364	(16,087,531)	368,856	1,201,557	445,082	1,294,770

Net increase (decrease) in net assets from operations	35,863,681	17,685,859	1,537,779	1,504,077	1,505,866	1,322,091

Changes from principal transactions:
Purchase payments	378,323	579,856	99,956	454,665	240,811	165,798
Transfers between sub-accounts and the company	1,877,837	(331,182)	(967,963)	(7,394,438)	(1,009,351)	2,064,677
Withdrawals	(37,070,314)	(27,587,029)	(10,489,475)	(10,526,304)	(12,100,081)	(16,788,468)
Annual contract fee	(2,040,639)	(2,179,900)	(150,889)	(256,026)	(246,502)	(289,069)

Net increase (decrease) in net assets from principal transactions	(36,854,793)	(29,518,255)	(11,508,371)	(17,722,103)	(13,115,123)	(14,847,062)

Total increase (decrease) in net assets	(991,112)	(11,832,396)	(9,970,592)	(16,218,026)	(11,609,257)	(13,524,971)
Net assets at beginning of period	281,361,575	293,193,971	85,003,995	101,222,021	99,552,992	113,077,963

Net assets at end of period	$280,370,463	$281,361,575	$75,033,403	$85,003,995	$87,943,735	$99,552,992

	2017	2016	2017	2016	2017	2016
Units, beginning of period	14,096,586	14,889,562	5,044,356	6,088,132	6,142,045	7,077,102
Units issued	251,399	4,979,660	181,949	514,369	314,331	1,186,553
Units redeemed	(1,983,710)	(5,772,636)	(856,825)	(1,558,145)	(1,114,665)	(2,121,610)

Units, end of period	12,364,275	14,096,586	4,369,480	5,044,356	5,341,711	6,142,045

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Emerging Markets Value Trust Series II		Emerging Markets Value Trust Series NAV
	2017	2016	2017 (am)	2016	2017 (an)	2016
Income:
Dividend distributions received	$178,699	$220,860	$320,757	$—	$17,934	$—
Expenses:
Mortality and expense risk and administrative charges	(204,942)	(205,539)	(107,109)	—	(3,300)	—

Net investment income (loss)	(26,243)	15,321	213,648	—	14,634	—

Realized gains (losses) on investments:
Capital gain distributions received	639,267	996,811	—	—	—	—
Net realized gain (loss)	839,308	509,862	8,406	—	1,116	—

Realized gains (losses)	1,478,575	1,506,673	8,406	—	1,116	—

Unrealized appreciation (depreciation) during the period	780,552	(394,038)	1,314,760	—	54,252	—

Net increase (decrease) in net assets from operations	2,232,884	1,127,956	1,536,814	—	70,002	—

Changes from principal transactions:
Purchase payments	—	13,012	22,803	—	—	—
Transfers between sub-accounts and the company	(1,053,323)	(1,019,909)	41,311,783	—	1,799,334	—
Withdrawals	(977,147)	(552,603)	(509,149)	—	(14,728)	—
Annual contract fee	(56,836)	(64,457)	(24,174)	—	(36)	—

Net increase (decrease) in net assets from principal transactions	(2,087,306)	(1,623,957)	40,801,263	—	1,784,570	—

Total increase (decrease) in net assets	145,578	(496,001)	42,338,077	—	1,854,572	—
Net assets at beginning of period	12,733,206	13,229,207	—	—	—	—

Net assets at end of period	$12,878,784	$12,733,206	$42,338,077	$—	$1,854,572	$—

	2017	2016	2017	2016	2017	2016
Units, beginning of period	369,906	421,354	—	—	—	—
Units issued	1,261	3,457	3,469,385	—	149,925	—
Units redeemed	(56,911)	(54,905)	(205,198)	—	(7,015)	—

Units, end of period	314,256	369,906	3,264,187	—	142,910	—

(am)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.
(an)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$4,295,052	$4,081,594	$2,477,934	$2,410,484	$127,797	$136,094
Expenses:
Mortality and expense risk and administrative charges	(2,851,335)	(2,738,373)	(1,923,782)	(1,860,262)	(165,489)	(134,647)

Net investment income (loss)	1,443,717	1,343,221	554,152	550,222	(37,692)	1,447

Realized gains (losses) on investments:
Capital gain distributions received	14,371,455	17,828,577	9,146,934	11,517,630	—	—
Net realized gain (loss)	5,259,130	2,254,513	3,375,279	4,201,359	219,560	(395,170)

Realized gains (losses)	19,630,585	20,083,090	12,522,213	15,718,989	219,560	(395,170)

Unrealized appreciation (depreciation) during the period	5,442,173	8,535,957	3,253,470	2,553,451	1,182,808	1,852,052

Net increase (decrease) in net assets from operations	26,516,475	29,962,268	16,329,835	18,822,662	1,364,676	1,458,329

Changes from principal transactions:
Purchase payments	332,635	374,221	259,868	382,634	17,192	9,974
Transfers between sub-accounts and the company	(4,002,928)	(5,054,545)	(6,346,083)	1,781,876	(215,757)	801,224
Withdrawals	(21,524,650)	(17,966,440)	(12,522,051)	(13,143,498)	(1,036,480)	(659,797)
Annual contract fee	(296,541)	(315,378)	(368,539)	(367,652)	(31,332)	(29,728)

Net increase (decrease) in net assets from principal transactions	(25,491,484)	(22,962,142)	(18,976,805)	(11,346,640)	(1,266,377)	121,673

Total increase (decrease) in net assets	1,024,991	7,000,126	(2,646,970)	7,476,022	98,299	1,580,002
Net assets at beginning of period	195,428,671	188,428,545	125,642,072	118,166,050	11,595,141	10,015,139

Net assets at end of period	$196,453,662	$195,428,671	$122,995,102	$125,642,072	$11,693,440	$11,595,141

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,249,685	4,831,286	5,116,105	5,626,144	533,359	543,058
Units issued	94,711	121,940	135,638	495,710	163,731	192,978
Units redeemed	(617,289)	(703,541)	(862,439)	(1,005,749)	(222,632)	(202,677)

Units, end of period	3,727,107	4,249,685	4,389,304	5,116,105	474,458	533,359

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$156,824	$173,136	$253,987	$77,244	$3,556,644	$4,788,809
Expenses:
Mortality and expense risk and administrative charges	(251,620)	(215,227)	(732,951)	(673,065)	(3,258,388)	(3,188,634)

Net investment income (loss)	(94,796)	(42,091)	(478,964)	(595,821)	298,256	1,600,175

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,100,461	5,819,875	—	—
Net realized gain (loss)	418,467	(460,849)	3,283,073	1,244,887	4,594,609	(1,323,604)

Realized gains (losses)	418,467	(460,849)	4,383,534	7,064,762	4,594,609	(1,323,604)

Unrealized appreciation (depreciation) during the period	1,611,817	2,706,716	6,505,786	(4,099,205)	27,754,850	17,000,427

Net increase (decrease) in net assets from operations	1,935,488	2,203,776	10,410,356	2,369,736	32,647,715	17,276,998

Changes from principal transactions:
Purchase payments	50,107	48,454	73,455	100,342	313,316	367,172
Transfers between sub-accounts and the company	(1,669,762)	1,749,312	61,752	(1,713,332)	(8,056,814)	(8,590,833)
Withdrawals	(1,697,167)	(2,602,500)	(5,335,026)	(3,987,367)	(26,692,171)	(19,585,765)
Annual contract fee	(49,768)	(45,197)	(187,905)	(191,793)	(331,808)	(363,265)

Net increase (decrease) in net assets from principal transactions	(3,366,590)	(849,931)	(5,387,724)	(5,792,150)	(34,767,477)	(28,172,691)

Total increase (decrease) in net assets	(1,431,102)	1,353,845	5,022,632	(3,422,414)	(2,119,762)	(10,895,693)
Net assets at beginning of period	17,537,466	16,183,621	43,336,726	46,759,140	225,924,327	236,820,020

Net assets at end of period	$16,106,364	$17,537,466	$48,359,358	$43,336,726	$223,804,565	$225,924,327

	2017	2016	2017	2016	2017	2016
Units, beginning of period	771,615	839,929	1,347,676	1,545,623	9,036,246	10,280,783
Units issued	189,472	252,047	127,264	46,377	54,566	148,633
Units redeemed	(335,981)	(320,361)	(253,645)	(244,324)	(1,356,850)	(1,393,170)

Units, end of period	625,106	771,615	1,221,295	1,347,676	7,733,962	9,036,246

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Allocation		Global Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,495,785	$3,575,830	$4,611	$7,611	$669,563	$—
Expenses:
Mortality and expense risk and administrative charges	(2,782,470)	(2,803,134)	(7,765)	(9,534)	(435,765)	(497,588)

Net investment income (loss)	(286,685)	772,696	(3,154)	(1,923)	233,798	(497,588)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,490	—	—	—
Net realized gain (loss)	4,425,051	727,310	112,034	1,103	(159,107)	(69,918)

Realized gains (losses)	4,425,051	727,310	114,524	1,103	(159,107)	(69,918)

Unrealized appreciation (depreciation) during the period	21,348,913	12,573,225	(46,262)	17,339	2,030,306	1,160,820

Net increase (decrease) in net assets from operations	25,487,279	14,073,231	65,108	16,519	2,104,997	593,314

Changes from principal transactions:
Purchase payments	356,023	322,726	—	—	95,084	93,108
Transfers between sub-accounts and the company	(5,990,131)	(6,025,283)	1,995	(22,514)	(69,271)	803,596
Withdrawals	(20,952,604)	(19,560,030)	(494,609)	(2,927)	(5,159,518)	(2,954,534)
Annual contract fee	(659,539)	(713,810)	(987)	(1,032)	(43,416)	(51,181)

Net increase (decrease) in net assets from principal transactions	(27,246,251)	(25,976,397)	(493,601)	(26,473)	(5,177,121)	(2,109,011)

Total increase (decrease) in net assets	(1,758,972)	(11,903,166)	(428,493)	(9,954)	(3,072,124)	(1,515,697)
Net assets at beginning of period	180,517,394	192,420,560	679,163	689,117	31,469,991	32,985,688

Net assets at end of period	$178,758,422	$180,517,394	$250,670	$679,163	$28,397,867	$31,469,991

	2017	2016	2017	2016	2017	2016
Units, beginning of period	8,055,951	9,294,930	35,364	36,800	1,097,651	1,173,264
Units issued	162,923	482,772	96	41	63,086	131,020
Units redeemed	(1,305,092)	(1,721,751)	(24,217)	(1,477)	(243,392)	(206,633)

Units, end of period	6,913,782	8,055,951	11,243	35,364	917,345	1,097,651

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,374,239	$—	$2,172,538	$5,121,661	$623,363	$1,547,756
Expenses:
Mortality and expense risk and administrative charges	(1,099,923)	(1,232,371)	(1,497,163)	(1,450,372)	(587,326)	(573,521)

Net investment income (loss)	274,316	(1,232,371)	675,375	3,671,289	36,037	974,235

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(813,373)	(1,412,183)	5,261,857	4,254,740	707,145	(620,108)

Realized gains (losses)	(813,373)	(1,412,183)	5,261,857	4,254,740	707,145	(620,108)

Unrealized appreciation (depreciation) during the period	5,221,071	4,051,058	13,117,353	987,102	5,059,279	2,148,493

Net increase (decrease) in net assets from operations	4,682,014	1,406,504	19,054,585	8,913,131	5,802,461	2,502,620

Changes from principal transactions:
Purchase payments	123,349	196,745	194,701	175,274	89,204	115,350
Transfers between sub-accounts and the company	2,771,900	1,108,203	(3,744,129)	(3,342,593)	(824,423)	(1,277,596)
Withdrawals	(8,430,061)	(8,561,419)	(12,317,982)	(9,560,003)	(3,901,202)	(3,935,773)
Annual contract fee	(275,301)	(315,447)	(348,308)	(363,417)	(134,660)	(147,843)

Net increase (decrease) in net assets from principal transactions	(5,810,113)	(7,571,918)	(16,215,718)	(13,090,739)	(4,771,081)	(5,245,862)

Total increase (decrease) in net assets	(1,128,099)	(6,165,414)	2,838,867	(4,177,608)	1,031,380	(2,743,242)
Net assets at beginning of period	73,028,503	79,193,917	116,485,204	120,662,812	36,827,637	39,570,879

Net assets at end of period	$71,900,404	$73,028,503	$119,324,071	$116,485,204	$37,859,017	$36,827,637

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,012,920	4,374,481	4,782,623	5,315,383	1,882,893	2,175,286
Units issued	317,598	708,087	20,066	172,438	91,215	149,732
Units redeemed	(591,462)	(1,069,648)	(641,595)	(705,198)	(315,837)	(442,125)

Units, end of period	3,739,056	4,012,920	4,161,094	4,782,623	1,658,271	1,882,893

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$36,921	$—	$—	$3,424,571	$4,651,653
Expenses:
Mortality and expense risk and administrative charges	(784,362)	(856,548)	(1,024,925)	(1,102,502)	(797,448)	(836,568)

Net investment income (loss)	(784,362)	(819,627)	(1,024,925)	(1,102,502)	2,627,123	3,815,085

Realized gains (losses) on investments:
Capital gain distributions received	5,258,798	13,281,572	6,880,442	16,771,442	—	—
Net realized gain (loss)	(2,475,572)	1,936,114	(5,317,119)	281,856	(1,622,503)	(3,487,975)

Realized gains (losses)	2,783,226	15,217,686	1,563,323	17,053,298	(1,622,503)	(3,487,975)

Unrealized appreciation (depreciation) during the period	9,757,953	(22,607,094)	13,844,679	(26,093,615)	3,033,600	9,425,003

Net increase (decrease) in net assets from operations	11,756,817	(8,209,035)	14,383,077	(10,142,819)	4,038,220	9,752,113

Changes from principal transactions:
Purchase payments	82,374	126,809	149,521	173,767	80,590	79,661
Transfers between sub-accounts and the company	(4,118,788)	(7,346,334)	(2,493,987)	(8,834,285)	(1,023,702)	78,910
Withdrawals	(5,632,994)	(5,223,997)	(8,084,016)	(7,151,853)	(8,966,405)	(7,104,164)
Annual contract fee	(136,263)	(153,468)	(218,262)	(242,118)	(337,964)	(364,327)

Net increase (decrease) in net assets from principal transactions	(9,805,671)	(12,596,990)	(10,646,744)	(16,054,489)	(10,247,481)	(7,309,920)

Total increase (decrease) in net assets	1,951,146	(20,806,025)	3,736,333	(26,197,308)	(6,209,261)	2,442,193
Net assets at beginning of period	49,473,640	70,279,665	59,856,856	86,054,164	68,642,342	66,200,149

Net assets at end of period	$51,424,786	$49,473,640	$63,593,189	$59,856,856	$62,433,081	$68,642,342

	2017	2016	2017	2016	2017	2016
Units, beginning of period	898,168	1,124,721	1,141,271	1,420,329	3,939,570	4,436,552
Units issued	50,564	69,797	92,314	185,254	252,992	558,151
Units redeemed	(204,985)	(296,350)	(269,054)	(464,312)	(754,072)	(1,055,133)

Units, end of period	743,747	898,168	964,531	1,141,271	3,438,490	3,939,570

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II
	2017	2016	2017 (d)	2016	2017 (e)	2016
Income:
Dividend distributions received	$2,854,472	$3,841,847	$315,001	$358,775	$280,694	$288,886
Expenses:
Mortality and expense risk and administrative charges	(876,134)	(910,590)	(213,383)	(205,539)	(216,027)	(190,670)

Net investment income (loss)	1,978,338	2,931,257	101,618	153,236	64,667	98,216

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,751,380)	(5,430,105)	451,342	1,061	432,676	(54,206)

Realized gains (losses)	(1,751,380)	(5,430,105)	451,342	1,061	432,676	(54,206)

Unrealized appreciation (depreciation) during the period	2,861,753	10,358,254	2,710,524	239,225	2,508,150	259,272

Net increase (decrease) in net assets from operations	3,088,711	7,859,406	3,263,484	393,522	3,005,493	303,282

Changes from principal transactions:
Purchase payments	86,063	90,000	23,228	31,021	28,481	23,056
Transfers between sub-accounts and the company	2,307,739	(3,347,897)	999,010	(373,581)	2,254,337	(106,461)
Withdrawals	(8,052,708)	(8,710,162)	(2,236,231)	(1,157,377)	(2,058,581)	(1,147,829)
Annual contract fee	(217,396)	(238,906)	(47,881)	(43,647)	(53,856)	(50,562)

Net increase (decrease) in net assets from principal transactions	(5,876,302)	(12,206,965)	(1,261,874)	(1,543,584)	170,381	(1,281,796)

Total increase (decrease) in net assets	(2,787,591)	(4,347,559)	2,001,610	(1,150,062)	3,175,874	(978,514)
Net assets at beginning of period	58,286,288	62,633,847	13,507,615	14,657,677	11,992,260	12,970,774

Net assets at end of period	$55,498,697	$58,286,288	$15,509,225	$13,507,615	$15,168,134	$11,992,260

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,726,366	3,361,005	1,006,466	1,123,986	907,432	1,007,697
Units issued	283,763	667,537	148,925	53,810	210,790	70,969
Units redeemed	(554,056)	(1,302,176)	(234,392)	(171,330)	(200,059)	(171,234)

Units, end of period	2,456,073	2,726,366	920,999	1,006,466	918,163	907,432

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Growth Stock Trust Series II		International Small Company Trust Series I
	2017 (f)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$254,137	$295,441	$200,981	$238,417	$332,708	$449,863
Expenses:
Mortality and expense risk and administrative charges	(188,404)	(177,463)	(248,113)	(239,473)	(349,590)	(343,216)

Net investment income (loss)	65,733	117,978	(47,132)	(1,056)	(16,882)	106,647

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	552,940	140,887	523,814	293,708	1,796,897	1,024,053

Realized gains (losses)	552,940	140,887	523,814	293,708	1,796,897	1,024,053

Unrealized appreciation (depreciation) during the period	2,035,926	25,493	2,489,315	(797,794)	4,044,494	(407,277)

Net increase (decrease) in net assets from operations	2,654,599	284,358	2,965,997	(505,142)	5,824,509	723,423

Changes from principal transactions:
Purchase payments	23,237	48,494	92,226	128,318	32,718	40,915
Transfers between sub-accounts and the company	(707,034)	(137,053)	805,513	(182,512)	(646,013)	(1,062,350)
Withdrawals	(985,605)	(590,589)	(1,722,641)	(1,493,808)	(2,705,508)	(2,062,250)
Annual contract fee	(57,338)	(57,595)	(46,719)	(46,993)	(47,168)	(56,761)

Net increase (decrease) in net assets from principal transactions	(1,726,740)	(736,743)	(871,621)	(1,594,995)	(3,365,971)	(3,140,446)

Total increase (decrease) in net assets	927,859	(452,385)	2,094,376	(2,100,137)	2,458,538	(2,417,023)
Net assets at beginning of period	11,151,810	11,604,195	15,214,800	17,314,937	22,786,531	25,203,554

Net assets at end of period	$12,079,669	$11,151,810	$17,309,176	$15,214,800	$25,245,069	$22,786,531

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,045,310	1,117,137	1,088,683	1,202,686	1,274,926	1,457,801
Units issued	23,012	37,486	113,993	147,247	66,887	51,211
Units redeemed	(165,846)	(109,313)	(168,462)	(261,250)	(235,030)	(234,086)

Units, end of period	902,476	1,045,310	1,034,214	1,088,683	1,106,783	1,274,926

(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$196,324	$260,479	$1,307,932	$1,472,805	$1,008,118	$1,181,089
Expenses:
Mortality and expense risk and administrative charges	(244,748)	(236,864)	(1,085,548)	(840,035)	(1,007,185)	(824,394)

Net investment income (loss)	(48,424)	23,615	222,384	632,770	933	356,695

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,057,457	592,560	2,927,234	(629,505)	2,330,228	733,777

Realized gains (losses)	1,057,457	592,560	2,927,234	(629,505)	2,330,228	733,777

Unrealized appreciation (depreciation) during the period	2,785,636	(147,484)	7,462,724	5,666,851	6,657,374	3,842,067

Net increase (decrease) in net assets from operations	3,794,669	468,691	10,612,342	5,670,116	8,988,535	4,932,539

Changes from principal transactions:
Purchase payments	56,810	88,967	136,642	349,345	262,917	189,327
Transfers between sub-accounts and the company	(103,392)	(605,427)	(3,390,506)	15,158,804	(2,909,684)	12,163,038
Withdrawals	(1,775,470)	(1,603,916)	(6,805,226)	(4,433,341)	(8,407,213)	(5,426,066)
Annual contract fee	(53,866)	(55,428)	(157,233)	(130,580)	(198,324)	(174,867)

Net increase (decrease) in net assets from principal transactions	(1,875,918)	(2,175,804)	(10,216,323)	10,944,228	(11,252,304)	6,751,432

Total increase (decrease) in net assets	1,918,751	(1,707,113)	396,019	16,614,344	(2,263,769)	11,683,971
Net assets at beginning of period	14,897,710	16,604,823	72,354,603	55,740,259	63,598,785	51,914,814

Net assets at end of period	$16,816,461	$14,897,710	$72,750,622	$72,354,603	$61,335,016	$63,598,785

	2017	2016	2017	2016	2017	2016
Units, beginning of period	859,768	988,199	3,781,862	3,228,261	3,077,578	2,779,684
Units issued	109,084	140,161	75,443	1,025,939	116,416	905,508
Units redeemed	(205,243)	(268,592)	(562,317)	(472,338)	(607,122)	(607,614)

Units, end of period	763,609	859,768	3,294,988	3,781,862	2,586,872	3,077,578

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2017	2016	2017	2016	2017 (g)	2016
Income:
Dividend distributions received	$3,527,753	$3,127,158	$1,694,340	$1,400,844	$35,293	$46,731
Expenses:
Mortality and expense risk and administrative charges	(1,467,807)	(1,548,366)	(1,069,938)	(1,120,231)	(40,933)	(28,705)

Net investment income (loss)	2,059,946	1,578,792	624,402	280,613	(5,640)	18,026

Realized gains (losses) on investments:
Capital gain distributions received	579,732	845,948	316,479	420,016	29,240	66,140
Net realized gain (loss)	(585,680)	(786,434)	(1,147,678)	(580,139)	152,593	1,811

Realized gains (losses)	(5,948)	59,514	(831,199)	(160,123)	181,833	67,951

Unrealized appreciation (depreciation) during the period	2,683,958	2,886,328	1,984,019	1,775,032	313,233	89,700

Net increase (decrease) in net assets from operations	4,737,956	4,524,634	1,777,222	1,895,522	489,426	175,677

Changes from principal transactions:
Purchase payments	140,020	175,708	149,001	75,542	450	—
Transfers between sub-accounts and the company	6,018,285	3,053,338	10,335,812	1,660,814	(1,040,423)	1,121,608
Withdrawals	(14,199,209)	(11,520,977)	(12,287,877)	(9,377,991)	(22,730)	(3,465)
Annual contract fee	(718,871)	(773,600)	(254,338)	(281,986)	(8,646)	(8,035)

Net increase (decrease) in net assets from principal transactions	(8,759,775)	(9,065,531)	(2,057,402)	(7,923,621)	(1,071,349)	1,110,108

Total increase (decrease) in net assets	(4,021,819)	(4,540,897)	(280,180)	(6,028,099)	(581,923)	1,285,785
Net assets at beginning of period	139,695,118	144,236,015	68,483,768	74,511,867	2,851,736	1,565,951

Net assets at end of period	$135,673,299	$139,695,118	$68,203,588	$68,483,768	$2,269,813	$2,851,736

	2017	2016	2017	2016	2017	2016
Units, beginning of period	7,266,897	7,725,499	3,792,564	4,206,022	205,561	121,612
Units issued	450,236	437,256	798,117	414,970	5,070	91,798
Units redeemed	(849,133)	(895,858)	(906,028)	(828,428)	(74,435)	(7,849)

Units, end of period	6,868,000	7,266,897	3,684,653	3,792,564	136,196	205,561

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2017 (h)	2016	2017 (i)	2016	2017 (j)	2016
Income:
Dividend distributions received	$74,991	$64,867	$483,227	$352,048	$11,189,023	$11,010,203
Expenses:
Mortality and expense risk and administrative charges	(83,967)	(69,296)	(215,816)	(174,387)	(7,619,395)	(7,160,262)

Net investment income (loss)	(8,976)	(4,429)	267,411	177,661	3,569,628	3,849,941

Realized gains (losses) on investments:
Capital gain distributions received	72,290	153,371	203,811	348,244	6,135,748	12,099,722
Net realized gain (loss)	64,255	(25,816)	54,719	(51,490)	5,631,513	5,713,586

Realized gains (losses)	136,545	127,555	258,530	296,754	11,767,261	17,813,308

Unrealized appreciation (depreciation) during the period	764,867	186,822	1,350,552	184,623	41,214,747	237,574

Net increase (decrease) in net assets from operations	892,436	309,948	1,876,493	659,038	56,551,636	21,900,823

Changes from principal transactions:
Purchase payments	5,870	7,500	2,567	168,564	16,842,069	9,584,782
Transfers between sub-accounts and the company	483,678	154,220	6,664,455	2,666,572	17,553,325	44,063,504
Withdrawals	(378,586)	(89,178)	(1,502,888)	(1,350,261)	(47,284,840)	(36,526,530)
Annual contract fee	(20,298)	(18,883)	(94,770)	(80,595)	(4,374,492)	(4,262,003)

Net increase (decrease) in net assets from principal transactions	90,664	53,659	5,069,364	1,404,280	(17,263,938)	12,859,753

Total increase (decrease) in net assets	983,100	363,607	6,945,857	2,063,318	39,287,698	34,760,576
Net assets at beginning of period	4,472,316	4,108,709	15,650,700	13,587,382	536,197,795	501,437,219

Net assets at end of period	$5,455,416	$4,472,316	$22,596,557	$15,650,700	$575,485,493	$536,197,795

	2017	2016	2017	2016	2017	2016
Units, beginning of period	325,497	321,594	1,142,275	1,038,841	36,267,480	34,914,769
Units issued	43,553	34,566	459,338	273,965	4,911,169	11,249,175
Units redeemed	(37,100)	(30,663)	(119,358)	(170,531)	(5,898,253)	(9,896,464)

Units, end of period	331,950	325,497	1,482,255	1,142,275	35,280,396	36,267,480

(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2017 (k)	2016	2017 (l)	2016	2017 (m)	2016
Income:
Dividend distributions received	$200,401	$144,943	$2,203,931	$2,583,645	$4,069,306	$1,451,227
Expenses:
Mortality and expense risk and administrative charges	(77,918)	(63,436)	(1,364,156)	(1,564,369)	(1,089,365)	(395,097)

Net investment income (loss)	122,483	81,507	839,775	1,019,276	2,979,941	1,056,130

Realized gains (losses) on investments:
Capital gain distributions received	34,739	56,397	562,389	1,224,944	812,940	882,350
Net realized gain (loss)	(85)	(46,620)	403,209	(413,372)	1,078,183	(94,867)

Realized gains (losses)	34,654	9,777	965,598	811,572	1,891,123	787,483

Unrealized appreciation (depreciation) during the period	170,468	50,278	3,314,476	1,216,688	9,910,497	634,797

Net increase (decrease) in net assets from operations	327,605	141,562	5,119,849	3,047,536	14,781,561	2,478,410

Changes from principal transactions:
Purchase payments	630	50,975	3,737,994	2,825,707	93,458	117,851
Transfers between sub-accounts and the company	3,621,025	925,381	(332,434)	14,531,463	144,964,015	52,649,263
Withdrawals	(1,164,450)	(453,560)	(13,054,524)	(14,553,376)	(10,708,223)	(2,738,261)
Annual contract fee	(20,418)	(18,128)	(832,729)	(955,106)	(615,682)	(191,391)

Net increase (decrease) in net assets from principal transactions	2,436,787	504,668	(10,481,693)	1,848,688	133,733,568	49,837,462

Total increase (decrease) in net assets	2,764,392	646,230	(5,361,844)	4,896,224	148,515,129	52,315,872
Net assets at beginning of period	5,294,642	4,648,412	101,443,800	96,547,576	77,271,178	24,955,306

Net assets at end of period	$8,059,034	$5,294,642	$96,081,956	$101,443,800	$225,786,307	$77,271,178

	2017	2016	2017	2016	2017	2016
Units, beginning of period	397,380	359,564	7,344,958	7,129,812	5,511,851	1,892,486
Units issued	250,335	131,222	1,649,431	3,521,526	9,364,140	3,906,858
Units redeemed	(73,598)	(93,406)	(2,388,503)	(3,306,380)	(890,555)	(287,493)

Units, end of period	574,117	397,380	6,605,886	7,344,958	13,985,436	5,511,851

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2017 (n)	2016	2017 (an) (o)	2016	2017 (p)	2016
Income:
Dividend distributions received	$92,117,525	$39,397,949	$127,817	$—	$173,137	$156,324
Expenses:
Mortality and expense risk and administrative charges	(42,231,217)	(21,826,567)	(15,401)	—	(86,549)	(69,663)

Net investment income (loss)	49,886,308	17,571,382	112,416	—	86,588	86,661

Realized gains (losses) on investments:
Capital gain distributions received	23,570,612	42,450,048	—	—	67,588	117,436
Net realized gain (loss)	30,063,268	3,876,681	603	—	21,636	(29,161)

Realized gains (losses)	53,633,880	46,326,729	603	—	89,224	88,275

Unrealized appreciation (depreciation) during the period	293,496,046	22,666,299	43,254	—	454,876	55,011

Net increase (decrease) in net assets from operations	397,016,234	86,564,410	156,273	—	630,688	229,947

Changes from principal transactions:
Purchase payments	19,299,780	14,556,134	—	—	5,113	18,970
Transfers between sub-accounts and the company	3,246,628,302	968,669,069	6,789,584	—	1,217,850	1,898,237
Withdrawals	(284,238,823)	(97,324,664)	(36,502)	—	(559,139)	(481,071)
Annual contract fee	(21,483,498)	(12,046,074)	—	—	(30,447)	(24,261)

Net increase (decrease) in net assets from principal transactions	2,960,205,761	873,854,465	6,753,082	—	633,377	1,411,875

Total increase (decrease) in net assets	3,357,221,995	960,418,875	6,909,355	—	1,264,065	1,641,822
Net assets at beginning of period	2,337,396,565	1,376,977,690	—	—	6,422,203	4,780,381

Net assets at end of period	$5,694,618,560	$2,337,396,565	$6,909,355	$—	$7,686,268	$6,422,203

	2017	2016	2017	2016	2017	2016
Units, beginning of period	157,663,190	95,431,520	—	—	472,665	367,058
Units issued	205,378,944	90,549,049	511,751	—	140,041	172,093
Units redeemed	(22,518,331)	(28,317,379)	(2,632)	—	(94,437)	(66,486)

Units, end of period	340,523,803	157,663,190	509,119	—	518,269	472,665

(an)	Sub-account available in prior year but no activity.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II
	2017 (q)	2016	2017 (r)	2016	2017 (s)	2016
Income:
Dividend distributions received	$3,562,067	$3,660,745	$892,776	$878,001	$1,199,937	$1,196,367
Expenses:
Mortality and expense risk and administrative charges	(2,263,262)	(2,297,716)	(791,458)	(831,923)	(1,260,558)	(1,367,193)

Net investment income (loss)	1,298,805	1,363,029	101,318	46,078	(60,621)	(170,826)

Realized gains (losses) on investments:
Capital gain distributions received	1,523,708	3,371,551	—	493,698	—	783,854
Net realized gain (loss)	1,080,660	1,053,427	3,049,241	2,574,456	4,968,267	4,511,360

Realized gains (losses)	2,604,368	4,424,978	3,049,241	3,068,154	4,968,267	5,295,214

Unrealized appreciation (depreciation) during the period	10,382,460	571,773	7,150,193	(3,098,740)	10,402,202	(5,333,872)

Net increase (decrease) in net assets from operations	14,285,633	6,359,780	10,300,752	15,492	15,309,848	(209,484)

Changes from principal transactions:
Purchase payments	2,754,738	3,863,819	106,022	207,590	390,285	528,415
Transfers between sub-accounts and the company	11,055,520	8,489,175	(5,321,383)	(3,778,873)	(2,851,933)	(2,530,172)
Withdrawals	(19,233,424)	(14,918,246)	(3,477,059)	(4,905,141)	(11,778,773)	(12,561,129)
Annual contract fee	(1,463,083)	(1,499,590)	(214,411)	(236,854)	(323,623)	(352,731)

Net increase (decrease) in net assets from principal transactions	(6,886,249)	(4,064,842)	(8,906,831)	(8,713,278)	(14,564,044)	(14,915,617)

Total increase (decrease) in net assets	7,399,384	2,294,938	1,393,921	(8,697,786)	745,804	(15,125,101)
Net assets at beginning of period	165,570,427	163,275,489	53,178,905	61,876,691	81,401,681	96,526,782

Net assets at end of period	$172,969,811	$165,570,427	$54,572,826	$53,178,905	$82,147,485	$81,401,681

	2017	2016	2017	2016	2017	2016
Units, beginning of period	11,299,109	11,425,303	2,558,173	2,986,489	4,068,367	4,830,072
Units issued	1,877,129	4,303,272	31,803	38,788	81,970	239,422
Units redeemed	(2,282,618)	(4,429,466)	(426,736)	(467,104)	(747,415)	(1,001,127)

Units, end of period	10,893,620	11,299,109	2,163,240	2,558,173	3,402,922	4,068,367

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Balanced Portfolio Series NAV
	2017 (t)	2016	2017 (u)	2016	2017 (v)	2016
Income:
Dividend distributions received	$9,539,207	$9,475,498	$112,426,807	$110,819,349	$2,565	$2,141
Expenses:
Mortality and expense risk and administrative charges	(5,478,070)	(5,798,990)	(84,575,606)	(89,172,624)	(1,331)	(1,169)

Net investment income (loss)	4,061,137	3,676,508	27,851,201	21,646,725	1,234	972

Realized gains (losses) on investments:
Capital gain distributions received	16,486,501	19,189,660	214,631,525	249,112,626	4,178	4,075
Net realized gain (loss)	11,199,198	8,083,259	110,219,605	13,988,407	92	35

Realized gains (losses)	27,685,699	27,272,919	324,851,130	263,101,033	4,270	4,110

Unrealized appreciation (depreciation) during the period	22,234,447	(15,058,140)	314,419,712	(103,867,512)	7,716	(1,522)

Net increase (decrease) in net assets from operations	53,981,283	15,891,287	667,122,043	180,880,246	13,220	3,560

Changes from principal transactions:
Purchase payments	315,783	710,261	6,816,124	8,745,351	4,514	4,479
Transfers between sub-accounts and the company	(10,137,662)	(21,001,135)	(67,920,016)	(123,456,035)	—	—
Withdrawals	(47,324,470)	(39,950,007)	(639,962,141)	(602,806,698)	—	—
Annual contract fee	(2,238,389)	(2,378,786)	(36,833,373)	(39,690,465)	—	—

Net increase (decrease) in net assets from principal transactions	(59,384,738)	(62,619,667)	(737,899,406)	(757,207,847)	4,514	4,479

Total increase (decrease) in net assets	(5,403,455)	(46,728,380)	(70,777,363)	(576,327,601)	17,734	8,039
Net assets at beginning of period	452,285,262	499,013,642	5,812,156,105	6,388,483,706	100,264	92,225

Net assets at end of period	$446,881,807	$452,285,262	$5,741,378,742	$5,812,156,105	$117,998	$100,264

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,184,086	25,247,193	308,428,957	345,535,697	5,666	5,403
Units issued	352,626	436,100	6,056,074	34,594,173	246	263
Units redeemed	(3,051,761)	(3,499,207)	(41,742,018)	(71,700,913)	—	—

Units, end of period	19,484,951	22,184,086	272,743,013	308,428,957	5,912	5,666

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2017 (w)	2016	2017 (x)	2016	2017 (y)	2016
Income:
Dividend distributions received	$2,824,852	$2,968,446	$24,506,075	$26,422,392	$8,815,976	$8,365,909
Expenses:
Mortality and expense risk and administrative charges	(1,465,791)	(1,605,522)	(16,407,454)	(18,622,273)	(5,323,228)	(5,511,372)

Net investment income (loss)	1,359,061	1,362,924	8,098,621	7,800,119	3,492,748	2,854,537

Realized gains (losses) on investments:
Capital gain distributions received	2,096,313	2,804,831	19,912,988	27,885,901	16,772,932	13,203,973
Net realized gain (loss)	(2,770,241)	(2,532,954)	(28,974,805)	(25,651,136)	13,514,819	9,860,102

Realized gains (losses)	(673,928)	271,877	(9,061,817)	2,234,765	30,287,751	23,064,075

Unrealized appreciation (depreciation) during the period	6,752,798	2,526,822	67,467,660	25,266,756	38,574,333	(16,600,248)

Net increase (decrease) in net assets from operations	7,437,931	4,161,623	66,504,464	35,301,640	72,354,832	9,318,364

Changes from principal transactions:
Purchase payments	118,908	104,924	1,156,972	1,285,386	635,352	1,106,385
Transfers between sub-accounts and the company	(3,194,232)	1,665,127	(33,117,758)	20,925,926	(20,318,342)	(18,111,256)
Withdrawals	(13,056,594)	(11,669,964)	(146,907,832)	(151,789,506)	(37,237,803)	(33,593,710)
Annual contract fee	(502,874)	(550,055)	(7,726,323)	(8,579,272)	(2,788,659)	(2,933,597)

Net increase (decrease) in net assets from principal transactions	(16,634,792)	(10,449,968)	(186,594,941)	(138,157,466)	(59,709,452)	(53,532,178)

Total increase (decrease) in net assets	(9,196,861)	(6,288,345)	(120,090,477)	(102,855,826)	12,645,380	(44,213,814)
Net assets at beginning of period	122,691,336	128,979,681	1,177,864,618	1,280,720,444	448,829,708	493,043,522

Net assets at end of period	$113,494,475	$122,691,336	$1,057,774,141	$1,177,864,618	$461,475,088	$448,829,708

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,841,690	6,324,010	65,942,723	71,826,381	23,894,725	26,636,083
Units issued	144,255	338,013	3,752,053	11,600,986	259,195	624,717
Units redeemed	(875,456)	(820,333)	(13,166,059)	(17,484,644)	(3,101,446)	(3,366,075)

Units, end of period	5,110,489	5,841,690	56,528,717	65,942,723	21,052,474	23,894,725

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2017 (z)	2016	2017 (aa)	2016	2017 (ab)	2016
Income:
Dividend distributions received	$142,640,897	$132,527,933	$9,019	$7,905	$3,856,493	$3,731,074
Expenses:
Mortality and expense risk and administrative charges	(118,624,536)	(121,136,439)	(5,188)	(5,686)	(2,132,846)	(2,231,349)

Net investment income (loss)	24,016,361	11,391,494	3,831	2,219	1,723,647	1,499,725

Realized gains (losses) on investments:
Capital gain distributions received	301,161,009	233,177,999	16,102	11,603	5,518,881	6,424,984
Net realized gain (loss)	159,812,875	(3,864,498)	3,015	20,539	247,105	365,447

Realized gains (losses)	460,973,884	229,313,501	19,117	32,142	5,765,986	6,790,431

Unrealized appreciation (depreciation) during the period	766,116,946	(119,906,893)	45,993	(30,051)	9,797,481	(1,252,709)

Net increase (decrease) in net assets from operations	1,251,107,191	120,798,102	68,941	4,310	17,287,114	7,037,447

Changes from principal transactions:
Purchase payments	13,664,256	16,285,498	—	—	119,062	512,844
Transfers between sub-accounts and the company	(30,442,736)	(270,366,929)	—	—	(3,211,358)	(2,320,155)
Withdrawals	(842,279,870)	(708,443,083)	(20,484)	(237,415)	(16,116,289)	(16,390,786)
Annual contract fee	(55,491,691)	(59,026,134)	—	—	(802,039)	(844,465)

Net increase (decrease) in net assets from principal transactions	(914,550,041)	(1,021,550,648)	(20,484)	(237,415)	(20,010,624)	(19,042,562)

Total increase (decrease) in net assets	336,557,150	(900,752,546)	48,457	(233,105)	(2,723,510)	(12,005,115)
Net assets at beginning of period	7,922,153,817	8,822,906,363	414,613	647,718	173,312,640	185,317,755

Net assets at end of period	$8,258,710,967	$7,922,153,817	$463,070	$414,613	$170,589,130	$173,312,640

	2017	2016	2017	2016	2017	2016
Units, beginning of period	429,283,492	484,649,684	22,862	36,483	8,025,889	8,858,990
Units issued	10,783,063	36,157,873	—	—	218,930	252,441
Units redeemed	(55,809,827)	(91,524,065)	(1,093)	(13,621)	(1,092,419)	(1,085,542)

Units, end of period	384,256,728	429,283,492	21,769	22,862	7,152,400	8,025,889

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2017 (ac)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$37,513,679	$36,742,174	$298,587	$343,355	$177,513	$535,114
Expenses:
Mortality and expense risk and administrative charges	(26,599,303)	(28,373,389)	(608,722)	(435,244)	(963,377)	(853,952)

Net investment income (loss)	10,914,376	8,368,785	(310,135)	(91,889)	(785,864)	(318,838)

Realized gains (losses) on investments:
Capital gain distributions received	59,226,906	70,094,440	1,826,417	2,601,184	3,474,028	4,857,506
Net realized gain (loss)	26,716,635	36,801,334	1,950,061	1,039,634	2,624,576	2,127,342

Realized gains (losses)	85,943,541	106,895,774	3,776,478	3,640,818	6,098,604	6,984,848

Unrealized appreciation (depreciation) during the period	80,158,202	(46,867,347)	2,814,033	1,324,038	2,706,255	2,401,492

Net increase (decrease) in net assets from operations	177,016,119	68,397,212	6,280,376	4,872,967	8,018,995	9,067,502

Changes from principal transactions:
Purchase payments	2,405,167	2,566,388	79,572	85,592	137,189	264,306
Transfers between sub-accounts and the company	(19,527,509)	(14,832,832)	66,406,551	104,281	18,262,250	975,675
Withdrawals	(218,016,947)	(198,963,009)	(5,373,964)	(2,480,440)	(6,252,991)	(5,314,404)
Annual contract fee	(12,138,726)	(13,036,960)	(98,750)	(73,120)	(211,649)	(203,303)

Net increase (decrease) in net assets from principal transactions	(247,278,015)	(224,266,413)	61,013,409	(2,363,687)	11,934,799	(4,277,726)

Total increase (decrease) in net assets	(70,261,896)	(155,869,201)	67,293,785	2,509,280	19,953,794	4,789,776
Net assets at beginning of period	1,869,034,287	2,024,903,488	31,408,080	28,898,800	58,288,945	53,499,169

Net assets at end of period	$1,798,772,391	$1,869,034,287	$98,701,865	$31,408,080	$78,242,739	$58,288,945

	2017	2016	2017	2016	2017	2016
Units, beginning of period	100,350,679	110,159,620	833,018	905,604	1,725,503	1,870,263
Units issued	4,417,000	16,137,990	1,815,686	78,565	631,962	178,621
Units redeemed	(16,341,123)	(25,946,931)	(238,732)	(151,151)	(309,953)	(323,381)

Units, end of period	88,426,556	100,350,679	2,409,972	833,018	2,047,512	1,725,503

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$517,814	$590,846
Expenses:
Mortality and expense risk and administrative charges	(1,772,878)	(1,706,047)	(1,123,746)	(1,077,360)	(781,840)	(760,653)

Net investment income (loss)	(1,772,878)	(1,706,047)	(1,123,746)	(1,077,360)	(264,026)	(169,807)

Realized gains (losses) on investments:
Capital gain distributions received	2,706,928	9,350,718	1,568,552	5,291,200	4,897,134	6,264,055
Net realized gain (loss)	3,584,503	1,097,689	(306,893)	(623,686)	1,669,679	2,652,045

Realized gains (losses)	6,291,431	10,448,407	1,261,659	4,667,514	6,566,813	8,916,100

Unrealized appreciation (depreciation) during the period	26,089,429	(10,386,618)	16,319,051	(5,067,438)	(1,281,265)	1,691,194

Net increase (decrease) in net assets from operations	30,607,982	(1,644,258)	16,456,964	(1,477,284)	5,021,522	10,437,487

Changes from principal transactions:
Purchase payments	217,603	512,855	217,042	277,322	118,448	154,306
Transfers between sub-accounts and the company	(6,169,325)	(4,764,899)	15,731	(5,416,256)	(2,533,330)	362,754
Withdrawals	(12,516,453)	(10,240,726)	(9,461,295)	(6,276,035)	(4,942,739)	(5,321,483)
Annual contract fee	(457,810)	(479,091)	(226,742)	(232,724)	(147,777)	(152,744)

Net increase (decrease) in net assets from principal transactions	(18,925,985)	(14,971,861)	(9,455,264)	(11,647,693)	(7,505,398)	(4,957,167)

Total increase (decrease) in net assets	11,681,997	(16,616,119)	7,001,700	(13,124,977)	(2,483,876)	5,480,320
Net assets at beginning of period	121,358,942	137,975,061	65,594,292	78,719,269	55,945,419	50,465,099

Net assets at end of period	$133,040,939	$121,358,942	$72,595,992	$65,594,292	$53,461,543	$55,945,419

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,808,716	5,402,121	2,116,187	2,502,796	1,771,774	1,952,207
Units issued	75,275	185,916	120,862	126,556	48,677	167,151
Units redeemed	(744,173)	(779,321)	(379,556)	(513,165)	(279,492)	(347,584)

Units, end of period	4,139,818	4,808,716	1,857,493	2,116,187	1,540,959	1,771,774

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$415,222	$513,431	$221,660	$33,319	$668,641	$—
Expenses:
Mortality and expense risk and administrative charges	(896,817)	(886,462)	(562,015)	(705,178)	(2,630,312)	(3,201,138)

Net investment income (loss)	(481,595)	(373,031)	(340,355)	(671,859)	(1,961,671)	(3,201,138)

Realized gains (losses) on investments:
Capital gain distributions received	4,951,581	6,615,047	417	—	1,932	—
Net realized gain (loss)	1,801,007	2,828,943	—	—	—	—

Realized gains (losses)	6,752,588	9,443,990	417	—	1,932	—

Unrealized appreciation (depreciation) during the period	(1,391,100)	1,742,217	1	2	(1)	—

Net increase (decrease) in net assets from operations	4,879,893	10,813,176	(339,937)	(671,857)	(1,959,740)	(3,201,138)

Changes from principal transactions:
Purchase payments	112,093	141,590	—	—	1,995,528	53,100
Transfers between sub-accounts and the company	(3,712,882)	2,108,515	(5,143,714)	(3,542,835)	(14,475,379)	(9,452,976)
Withdrawals	(5,623,714)	(6,373,719)	(3,029,544)	(6,967,456)	(19,700,217)	(24,388,920)
Annual contract fee	(179,861)	(183,765)	(158,220)	(215,786)	(1,592,997)	(1,810,963)

Net increase (decrease) in net assets from principal transactions	(9,404,364)	(4,307,379)	(8,331,478)	(10,726,077)	(33,773,065)	(35,599,759)

Total increase (decrease) in net assets	(4,524,471)	6,505,797	(8,671,415)	(11,397,934)	(35,732,805)	(38,800,897)
Net assets at beginning of period	58,010,198	51,504,401	43,631,704	55,029,638	195,792,220	234,593,117

Net assets at end of period	$53,485,727	$58,010,198	$34,960,289	$43,631,704	$160,059,415	$195,792,220

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,917,097	2,068,558	3,041,710	3,750,530	17,026,971	20,096,369
Units issued	69,126	210,823	28,041	49,060	432,789	1,449,590
Units redeemed	(363,125)	(362,284)	(634,621)	(757,880)	(3,400,772)	(4,518,988)

Units, end of period	1,623,098	1,917,097	2,435,130	3,041,710	14,058,988	17,026,971

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2017	2016 (ao)	2017	2016	2017	2016
Income:
Dividend distributions received	$41,677	$8,286	$9,678,651	$11,001,965	$510,423	$290,462
Expenses:
Mortality and expense risk and administrative charges	(102,334)	(81,777)	(1,559,842)	(1,550,145)	(186,717)	(205,012)

Net investment income (loss)	(60,657)	(73,491)	8,118,809	9,451,820	323,706	85,450

Realized gains (losses) on investments:
Capital gain distributions received	72	—	70,309,589	15,045,369	—	—
Net realized gain (loss)	—	—	293,941	7,121,789	(157,235)	(591,445)

Realized gains (losses)	72	—	70,603,530	22,167,158	(157,235)	(591,445)

Unrealized appreciation (depreciation) during the period	—	—	(66,572,915)	(6,615,490)	1,155,476	1,892,088

Net increase (decrease) in net assets from operations	(60,585)	(73,491)	12,149,424	25,003,488	1,321,947	1,386,093

Changes from principal transactions:
Purchase payments	—	—	171,020	254,385	834	26,970
Transfers between sub-accounts and the company	(197,837)	8,255,433	5,388,864	(11,089,686)	(763,491)	(1,556,237)
Withdrawals	(1,107,183)	(552,568)	(17,409,910)	(12,381,175)	(1,095,932)	(1,214,337)
Annual contract fee	(43,504)	(34,794)	(1,166,737)	(1,218,957)	(28,520)	(34,836)

Net increase (decrease) in net assets from principal transactions	(1,348,524)	7,668,071	(13,016,763)	(24,435,433)	(1,887,109)	(2,778,440)

Total increase (decrease) in net assets	(1,409,109)	7,594,580	(867,339)	568,055	(565,162)	(1,392,347)
Net assets at beginning of period	7,594,580	—	171,994,888	171,426,833	12,493,761	13,886,108

Net assets at end of period	$6,185,471	$7,594,580	$171,127,549	$171,994,888	$11,928,599	$12,493,761

	2017	2016	2017	2016	2017	2016
Units, beginning of period	612,176	—	8,991,185	10,364,214	664,556	819,341
Units issued	11,540	756,351	358,908	12,433	4,342	57,598
Units redeemed	(120,698)	(144,175)	(1,015,183)	(1,385,462)	(99,431)	(212,383)

Units, end of period	503,018	612,176	8,334,910	8,991,185	569,467	664,556

(ao)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$178,173	$1,311,158	$141,787	$1,425,065	$48,208	$—
Expenses:
Mortality and expense risk and administrative charges	(532,515)	(600,597)	(643,373)	(732,042)	(1,368,934)	(1,190,927)

Net investment income (loss)	(354,342)	710,561	(501,586)	693,023	(1,320,726)	(1,190,927)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	5,156,806	10,905,192
Net realized gain (loss)	2,680,810	3,158,130	2,775,263	3,365,368	8,615,675	6,218,698

Realized gains (losses)	2,680,810	3,158,130	2,775,263	3,365,368	13,772,481	17,123,890

Unrealized appreciation (depreciation) during the period	(723,643)	(1,899,408)	(535,338)	(1,775,897)	17,563,270	(10,833,884)

Net increase (decrease) in net assets from operations	1,602,825	1,969,283	1,738,339	2,282,494	30,015,025	5,099,079

Changes from principal transactions:
Purchase payments	46,376	93,572	66,632	135,576	141,821	211,268
Transfers between sub-accounts and the company	(2,083,314)	(559,976)	(2,168,401)	(204,373)	(1,522,193)	(4,734,164)

Withdrawals	(3,699,662)	(3,542,483)	(5,067,839)	(4,996,142)	(9,422,203)	(6,368,363)
Annual contract fee	(68,532)	(83,482)	(126,595)	(151,166)	(216,769)	(216,210)

Net increase (decrease) in net assets from principal transactions	(5,805,132)	(4,092,369)	(7,296,203)	(5,216,105)	(11,019,344)	(11,107,469)

Total increase (decrease) in net assets	(4,202,307)	(2,123,086)	(5,557,864)	(2,933,611)	18,995,681	(6,008,390)
Net assets at beginning of period	37,893,676	40,016,762	43,998,336	46,931,947	79,957,169	85,965,559

Net assets at end of period	$33,691,369	$37,893,676	$38,440,472	$43,998,336	$98,952,850	$79,957,169

	2017	2016	2017	2016	2017	2016
Units, beginning of period	752,503	836,553	1,159,630	1,294,328	3,224,084	3,699,262
Units issued	16,440	66,951	65,910	208,034	238,678	156,690
Units redeemed	(132,081)	(151,001)	(258,895)	(342,732)	(603,420)	(631,868)

Units, end of period	636,862	752,503	966,645	1,159,630	2,859,342	3,224,084

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$396,137	$494,786	$303,117	$425,910
Expenses:
Mortality and expense risk and administrative charges	(674,167)	(564,565)	(423,976)	(479,863)	(419,145)	(481,466)

Net investment income (loss)	(674,167)	(564,565)	(27,839)	14,923	(116,028)	(55,556)

Realized gains (losses) on investments:
Capital gain distributions received	2,465,653	4,938,788	—	—	—	—
Net realized gain (loss)	2,693,486	1,658,589	(374,481)	(349,655)	(362,152)	(354,555)

Realized gains (losses)	5,159,139	6,597,377	(374,481)	(349,655)	(362,152)	(354,555)

Unrealized appreciation (depreciation) during the period	9,093,140	(3,954,167)	139,815	82,574	171,382	71,655

Net increase (decrease) in net assets from operations	13,578,112	2,078,645	(262,505)	(252,158)	(306,798)	(338,456)

Changes from principal transactions:
Purchase payments	101,858	95,425	1,257,186	135,888	40,260	51,365
Transfers between sub-accounts and the company	1,529,326	(1,394,244)	(231,844)	840,121	(560,008)	4,920,879
Withdrawals	(6,014,414)	(3,628,059)	(3,658,248)	(3,946,111)	(4,541,496)	(5,899,776)
Annual contract fee	(152,150)	(133,081)	(65,443)	(65,696)	(82,102)	(94,162)

Net increase (decrease) in net assets from principal transactions	(4,535,380)	(5,059,959)	(2,698,349)	(3,035,798)	(5,143,346)	(1,021,694)

Total increase (decrease) in net assets	9,042,732	(2,981,314)	(2,960,854)	(3,287,956)	(5,450,144)	(1,360,150)
Net assets at beginning of period	35,527,324	38,508,638	30,066,447	33,354,403	28,882,919	30,243,069

Net assets at end of period	$44,570,056	$35,527,324	$27,105,593	$30,066,447	$23,432,775	$28,882,919

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,227,304	1,410,125	2,450,218	2,697,143	2,419,651	2,504,128
Units issued	231,910	164,611	372,970	472,746	512,368	1,054,440
Units redeemed	(354,480)	(347,432)	(593,755)	(719,671)	(944,012)	(1,138,917)

Units, end of period	1,104,734	1,227,304	2,229,433	2,450,218	1,988,007	2,419,651

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series I		Small Cap Growth Trust Series II		Small Cap Index Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$57,314	$134,998
Expenses:
Mortality and expense risk and administrative charges	(6,440)	(5,728)	(406,395)	(376,850)	(204,232)	(179,909)

Net investment income (loss)	(6,440)	(5,728)	(406,395)	(376,850)	(146,918)	(44,911)

Realized gains (losses) on investments:
Capital gain distributions received	—	63,187	—	2,395,524	508,153	880,589
Net realized gain (loss)	(8,469)	(7,240)	(2,125,493)	(3,106,124)	422,520	22,552

Realized gains (losses)	(8,469)	55,947	(2,125,493)	(710,600)	930,673	903,141

Unrealized appreciation (depreciation) during the period	179,511	(29,858)	8,376,799	761,296	793,898	1,276,746

Net increase (decrease) in net assets from operations	164,602	20,361	5,844,911	(326,154)	1,577,653	2,134,976

Changes from principal transactions:
Purchase payments	—	—	43,309	191,282	26,614	35,044
Transfers between sub-accounts and the company	21,331	88,375	(209,406)	(2,004,817)	399,704	458,428
Withdrawals	(180,418)	(12,464)	(2,965,241)	(1,798,286)	(1,878,108)	(632,339)
Annual contract fee	(168)	(147)	(73,097)	(71,930)	(36,981)	(32,985)

Net increase (decrease) in net assets from principal transactions	(159,255)	75,764	(3,204,435)	(3,683,751)	(1,488,771)	(171,852)

Total increase (decrease) in net assets	5,347	96,125	2,640,476	(4,009,905)	88,882	1,963,124
Net assets at beginning of period	712,275	616,150	25,360,244	29,370,149	13,814,565	11,851,441

Net assets at end of period	$717,622	$712,275	$28,000,720	$25,360,244	$13,903,447	$13,814,565

	2017	2016	2017	2016	2017	2016
Units, beginning of period	35,826	31,415	999,282	1,168,241	467,581	477,678
Units issued	1,006	5,429	111,488	159,260	60,181	61,156
Units redeemed	(8,029)	(1,018)	(223,404)	(328,219)	(109,124)	(71,253)

Units, end of period	28,803	35,826	887,366	999,282	418,638	467,581

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$88,109	$325,396	$158,388	$175,603	$73,645	$78,503
Expenses:
Mortality and expense risk and administrative charges	(587,914)	(552,948)	(576,217)	(569,859)	(498,013)	(485,115)

Net investment income (loss)	(499,805)	(227,552)	(417,829)	(394,256)	(424,368)	(406,612)

Realized gains (losses) on investments:
Capital gain distributions received	1,423,634	2,603,378	2,473,498	3,547,802	2,033,966	2,846,081
Net realized gain (loss)	1,464,190	932,336	562,176	757,936	842,316	1,539,706

Realized gains (losses)	2,887,824	3,535,714	3,035,674	4,305,738	2,876,282	4,385,787

Unrealized appreciation (depreciation) during the period	1,819,482	2,734,997	875,126	2,361,172	250,124	943,988

Net increase (decrease) in net assets from operations	4,207,501	6,043,159	3,492,971	6,272,654	2,702,038	4,923,163

Changes from principal transactions:
Purchase payments	66,339	191,150	72,740	74,239	64,197	114,781
Transfers between sub-accounts and the company	(472,408)	495,203	(1,536,603)	(2,800,046)	331,832	(2,165,392)
Withdrawals	(5,986,537)	(2,677,539)	(3,602,668)	(3,391,336)	(3,231,665)	(3,179,684)
Annual contract fee	(151,466)	(147,327)	(91,583)	(100,656)	(108,823)	(117,033)

Net increase (decrease) in net assets from principal transactions	(6,544,072)	(2,138,513)	(5,158,114)	(6,217,799)	(2,944,459)	(5,347,328)

Total increase (decrease) in net assets	(2,336,571)	3,904,646	(1,665,143)	54,855	(242,421)	(424,165)
Net assets at beginning of period	38,443,964	34,539,318	40,502,563	40,447,708	32,080,692	32,504,857

Net assets at end of period	$36,107,393	$38,443,964	$38,837,420	$40,502,563	$31,838,271	$32,080,692

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,275,821	1,359,603	1,112,977	1,308,451	940,927	1,125,910
Units issued	56,620	87,249	34,402	29,214	79,490	71,905
Units redeemed	(255,901)	(171,031)	(172,782)	(224,688)	(166,485)	(256,888)

Units, end of period	1,076,540	1,275,821	974,597	1,112,977	853,932	940,927

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$6,803	$4,674	$238,370	$161,122	$106,410	$327,966
Expenses:
Mortality and expense risk and administrative charges	(6,918)	(6,346)	(507,033)	(503,263)	(684,600)	(636,032)

Net investment income (loss)	(115)	(1,672)	(268,663)	(342,141)	(578,190)	(308,066)

Realized gains (losses) on investments:
Capital gain distributions received	57,840	91,140	2,535,019	4,504,163	6,483,097	6,471,538
Net realized gain (loss)	1,152	2,737	(798,880)	(312,628)	4,537,502	2,852,818

Realized gains (losses)	58,992	93,877	1,736,139	4,191,535	11,020,599	9,324,356

Unrealized appreciation (depreciation) during the period	(41,002)	39,583	(995,398)	2,468,223	(6,203,910)	2,534,765

Net increase (decrease) in net assets from operations	17,875	131,788	472,078	6,317,617	4,238,499	11,551,055

Changes from principal transactions:
Purchase payments	—	—	49,961	297,308	74,296	96,575
Transfers between sub-accounts and the company	2,396	21,747	(1,511,902)	914,928	(2,869,933)	(615,771)
Withdrawals	(53,481)	(91,520)	(4,069,900)	(2,853,142)	(4,330,603)	(4,277,520)
Annual contract fee	(172)	(198)	(87,095)	(93,300)	(94,232)	(95,848)

Net increase (decrease) in net assets from principal transactions	(51,257)	(69,971)	(5,618,936)	(1,734,206)	(7,220,472)	(4,892,564)

Total increase (decrease) in net assets	(33,382)	61,817	(5,146,858)	4,583,411	(2,981,973)	6,658,491
Net assets at beginning of period	760,631	698,814	37,335,305	32,751,894	48,701,614	42,043,123

Net assets at end of period	$727,249	$760,631	$32,188,447	$37,335,305	$45,719,641	$48,701,614

	2017	2016	2017	2016	2017	2016
Units, beginning of period	25,621	28,581	1,186,859	1,253,646	1,133,968	1,276,357
Units issued	92	1,676	93,971	265,210	47,487	66,426
Units redeemed	(1,846)	(4,636)	(276,414)	(331,997)	(212,583)	(208,815)

Units, end of period	23,867	25,621	1,004,416	1,186,859	968,872	1,133,968

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$94,636	$253,932	$1,182,886	$941,987	$1,130,828	$884,678
Expenses:
Mortality and expense risk and administrative charges	(729,910)	(687,024)	(571,504)	(601,159)	(630,875)	(674,041)

Net investment income (loss)	(635,274)	(433,092)	611,382	340,828	499,953	210,637

Realized gains (losses) on investments:
Capital gain distributions received	6,616,992	6,834,867	—	—	—	—
Net realized gain (loss)	3,926,002	3,242,768	(134,585)	(533,096)	358,712	(310,828)

Realized gains (losses)	10,542,994	10,077,635	(134,585)	(533,096)	358,712	(310,828)

Unrealized appreciation (depreciation) during the period	(5,756,856)	2,108,245	1,030,395	1,602,008	555,331	1,454,074

Net increase (decrease) in net assets from operations	4,150,864	11,752,788	1,507,192	1,409,740	1,413,996	1,353,883

Changes from principal transactions:
Purchase payments	98,939	175,974	18,417	36,182	63,870	120,925
Transfers between sub-accounts and the company	(1,936,836)	(110,595)	1,487,362	(444,085)	2,794,331	241,321
Withdrawals	(5,441,535)	(4,336,580)	(4,541,435)	(3,934,743)	(4,773,207)	(5,883,305)
Annual contract fee	(143,780)	(137,302)	(68,524)	(69,604)	(113,692)	(124,457)

Net increase (decrease) in net assets from principal transactions	(7,423,212)	(4,408,503)	(3,104,180)	(4,412,250)	(2,028,698)	(5,645,516)

Total increase (decrease) in net assets	(3,272,348)	7,344,285	(1,596,988)	(3,002,510)	(614,702)	(4,291,633)
Net assets at beginning of period	49,188,565	41,844,280	38,765,858	41,768,368	39,249,554	43,541,187

Net assets at end of period	$45,916,217	$49,188,565	$37,168,870	$38,765,858	$38,634,852	$39,249,554

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,432,964	1,590,705	1,724,761	1,923,593	1,845,705	2,111,241
Units issued	59,621	141,550	116,849	83,827	242,831	169,462
Units redeemed	(268,352)	(299,291)	(251,682)	(282,659)	(340,857)	(434,998)

Units, end of period	1,224,233	1,432,964	1,589,928	1,724,761	1,747,679	1,845,705

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2017 (ad)	2016	2017 (ae)	2016	2017	2016
Income:
Dividend distributions received	$2,992,842	$2,896,991	$1,541,410	$1,899,141	$614,324	$148,034
Expenses:
Mortality and expense risk and administrative charges	(963,563)	(999,964)	(900,419)	(1,170,795)	(518,354)	(156,049)

Net investment income (loss)	2,029,279	1,897,027	640,991	728,346	95,970	(8,015)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	954,251	164,840
Net realized gain (loss)	(871,754)	(472,386)	(368,195)	(228,229)	1,982,632	470,254

Realized gains (losses)	(871,754)	(472,386)	(368,195)	(228,229)	2,936,883	635,094

Unrealized appreciation (depreciation) during the period	1,406,772	322,734	716,744	(78,975)	2,970,852	414,431

Net increase (decrease) in net assets from operations	2,564,297	1,747,375	989,540	421,142	6,003,705	1,041,510

Changes from principal transactions:
Purchase payments	53,429	172,558	56,282	243,983	53,607	31,915
Transfers between sub-accounts and the company	7,087,043	5,359,469	(3,084,970)	17,244,769	34,386,480	(289,039)
Withdrawals	(12,544,002)	(8,472,205)	(9,546,574)	(10,820,660)	(3,487,075)	(675,001)
Annual contract fee	(984,137)	(1,063,308)	(448,465)	(568,252)	(71,617)	(29,801)

Net increase (decrease) in net assets from principal transactions	(6,387,667)	(4,003,486)	(13,023,727)	6,099,840	30,881,395	(961,926)

Total increase (decrease) in net assets	(3,823,370)	(2,256,111)	(12,034,187)	6,520,982	36,885,100	79,584
Net assets at beginning of period	108,576,625	110,832,736	69,700,891	63,179,909	10,728,414	10,648,830

Net assets at end of period	$104,753,255	$108,576,625	$57,666,704	$69,700,891	$47,613,514	$10,728,414

	2017	2016	2017	2016	2017	2016
Units, beginning of period	8,492,370	8,800,795	5,639,752	5,154,882	500,580	550,117
Units issued	605,446	584,467	1,162,696	3,817,865	1,644,643	29,653
Units redeemed	(1,096,632)	(892,892)	(2,207,018)	(3,332,995)	(253,687)	(79,190)

Units, end of period	8,001,184	8,492,370	4,595,430	5,639,752	1,891,536	500,580

(ad)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ae)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$430,380	$368,213	$162,219	$184,180	$2,753,248	$3,502,756
Expenses:
Mortality and expense risk and administrative charges	(581,163)	(479,308)	(88,205)	(99,359)	(3,002,169)	(3,821,220)

Net investment income (loss)	(150,783)	(111,095)	74,014	84,821	(248,921)	(318,464)

Realized gains (losses) on investments:
Capital gain distributions received	772,656	478,255	—	—	—	—
Net realized gain (loss)	2,263,278	1,155,353	(149,367)	(92,940)	(2,305,075)	(2,102,900)

Realized gains (losses)	3,035,934	1,633,608	(149,367)	(92,940)	(2,305,075)	(2,102,900)

Unrealized appreciation (depreciation) during the period	3,197,297	1,402,543	53,407	(36,385)	530,164	(554,686)

Net increase (decrease) in net assets from operations	6,082,448	2,925,056	(21,946)	(44,504)	(2,023,832)	(2,976,050)

Changes from principal transactions:
Purchase payments	129,420	177,415	225,000	—	1,528,489	4,480,768
Transfers between sub-accounts and the company	5,345,769	(295,832)	7,862,689	8,175,370	74,156,871	172,979,063
Withdrawals	(3,660,971)	(1,842,307)	(10,115,287)	(6,481,810)	(131,819,631)	(149,437,117)
Annual contract fee	(144,407)	(130,322)	(96,225)	(86,736)	(1,385,612)	(1,703,273)

Net increase (decrease) in net assets from principal transactions	1,669,811	(2,091,046)	(2,123,823)	1,606,824	(57,519,883)	26,319,441

Total increase (decrease) in net assets	7,752,259	834,010	(2,145,769)	1,562,320	(59,543,715)	23,343,391
Net assets at beginning of period	31,019,978	30,185,968	10,817,020	9,254,700	246,916,282	223,572,891

Net assets at end of period	$38,772,237	$31,019,978	$8,671,251	$10,817,020	$187,372,567	$246,916,282

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,153,283	1,236,259	905,992	771,040	21,661,407	19,420,208
Units issued	234,904	39,869	1,060,754	767,643	12,045,435	23,277,693
Units redeemed	(168,535)	(122,845)	(1,239,062)	(632,691)	(17,118,783)	(21,036,494)

Units, end of period	1,219,652	1,153,283	727,684	905,992	16,588,059	21,661,407

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$311,942	$626,388	$263,650	$536,489	$22,132	$3,073
Expenses:
Mortality and expense risk and administrative charges	(197,408)	(210,019)	(188,969)	(199,848)	(46,375)	(45,944)

Net investment income (loss)	114,534	416,369	74,681	336,641	(24,243)	(42,871)

Realized gains (losses) on investments:
Capital gain distributions received	—	236,718	—	214,542	607,369	85,180
Net realized gain (loss)	84,454	17,827	(97,860)	284	242,767	157,728

Realized gains (losses)	84,454	254,545	(97,860)	214,826	850,136	242,908

Unrealized appreciation (depreciation) during the period	1,445,018	628,946	1,443,845	569,774	(474,626)	417,473

Net increase (decrease) in net assets from operations	1,644,006	1,299,860	1,420,666	1,121,241	351,267	617,510

Changes from principal transactions:
Purchase payments	22,286	40,382	15,449	30,795	—	60
Transfers between sub-accounts and the company	141,568	(469,268)	(53,144)	183,707	(232,024)	(148,940)
Withdrawals	(1,180,611)	(1,610,745)	(1,304,893)	(2,170,603)	(299,718)	(261,736)
Annual contract fee	(30,937)	(35,964)	(39,374)	(43,867)	(9,912)	(11,026)

Net increase (decrease) in net assets from principal transactions	(1,047,694)	(2,075,595)	(1,381,962)	(1,999,968)	(541,654)	(421,642)

Total increase (decrease) in net assets	596,312	(775,735)	38,704	(878,727)	(190,387)	195,868
Net assets at beginning of period	13,188,864	13,964,599	11,507,852	12,386,579	3,310,337	3,114,469

Net assets at end of period	$13,785,176	$13,188,864	$11,546,556	$11,507,852	$3,119,950	$3,310,337

	2017	2016	2017	2016	2017	2016
Units, beginning of period	466,633	542,342	280,020	330,165	52,990	63,230
Units issued	38,384	76,009	31,941	39,743	373	140
Units redeemed	(74,315)	(151,718)	(54,477)	(89,888)	(11,798)	(10,380)

Units, end of period	430,702	466,633	257,484	280,020	41,565	52,990

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 112 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub—accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series I	500 Index Fund Series I	10/27/2017
500 Index Fund B Series II	500 Index Fund Series II	10/27/2017
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series II	International Equity Index Series II	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series II	Managed Volatility Aggressive Portfolio Series II	10/27/2017
Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive Trust PS Series II	Lifestyle Aggressive Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series II	Managed Volatility Balanced Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series NAV	Managed Volatility Balanced Portfolio Series NAV	10/27/2017
Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced Trust PS Series II	Lifestyle Balanced Portfolio Series II	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued)

Previous Name	New Name	Effective Date
Lifestyle Conservative MVP Series II	Managed Volatility Conservative Portfolio Series II	10/27/2017
Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative Trust PS Series II	Lifestyle Conservative Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series II	Managed Volatility Growth Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series NAV	Managed Volatility Growth Portfolio Series NAV	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Lifestyle Growth Trust PS Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series II	Managed Volatility Moderate Portfolio Series II	10/27/2017
Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate Trust PS Series II	Lifestyle Moderate Portfolio Series II	10/27/2017
Total Bond Market Trust B Series II	Total Bond Market Trust Series II	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017

Funds transferred in 2017 are as follows:

Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series II	Total Stock Market Index Trust Series II	04/28/2017
American New World Trust Series II	Emerging Markets Value Trust Series II	10/27/2017
American New World Trust Series III	Emerging Markets Value Trust Series NAV	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series II	Mid Cap Index Trust Series II	10/27/2017

Sub-accounts opened in 2017 are as follows:

Sub-accounts Opened	Effective Date
Emerging Markets Value Trust Series II	10/27/2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment trans actions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$34,383,351,034	—	—	34,383,351,034
NonAffiliated	$33,107,596	—	—	33,107,596

Total	$34,416,458,630	—	—	34,416,458,630

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$8,700,285	$23,883,629
500 Index Fund Series II	7,907,769	10,515,881
500 Index Fund Series NAV	7,392,084	38,645,021
Active Bond Trust Series I	3,689,192	6,094,775
Active Bond Trust Series II	20,099,885	22,734,618
All Cap Core Trust Series I (i)	564,095	37,717,373
All Cap Core Trust Series II (j)	447,436	6,582,814
American Asset Allocation Trust Series I	17,559,885	19,432,945
American Asset Allocation Trust Series II	87,379,170	151,328,875
American Asset Allocation Trust Series III	11,627,499	17,647,451
American Global Growth Trust Series II	23,273,036	34,869,510
American Global Growth Trust Series III	2,909,589	7,794,363
American Growth Trust Series II	95,589,104	126,176,702
American Growth Trust Series III	15,616,733	20,873,807
American Growth-Income Trust Series I	22,661,044	20,306,620
American Growth-Income Trust Series II	92,714,947	101,265,902
American Growth-Income Trust Series III	40,298,626	40,413,422
American International Trust Series II	26,536,794	80,824,987
American International Trust Series III	2,920,384	10,009,485
American New World Trust Series II (b)	7,201,933	50,182,092
American New World Trust Series III (c)	150,280	1,981,915
Basic Value Focus (a)	342,190	816,892
Blue Chip Growth Trust Series I	24,062,137	39,811,929
Blue Chip Growth Trust Series II	16,040,481	27,793,505
Bond Trust Series I	19,265,341	22,739,938
Bond Trust Series II	83,707,136	101,280,741
Capital Appreciation Trust Series I	14,362,360	25,910,447
Capital Appreciation Trust Series II	9,476,439	15,253,282
Capital Appreciation Value Trust Series II	22,517,890	46,399,468
Core Bond Trust Series I	5,495,229	15,576,109
Core Bond Trust Series II	7,926,442	19,616,416
Core Strategy Trust Series I (d)	9,786,244	139,340,029
Core Strategy Trust Series II (e)	194,912,733	3,554,822,355
Core Strategy Trust Series NAV (f)	340,209	7,624,986
DWS Equity 500 Index (a)	856,666	2,330,947
Emerging Markets Value Trust Series II	43,663,702	2,648,792
Emerging Markets Value Trust Series NAV	1,891,999	92,795
Equity Income Trust Series I	22,356,777	32,030,108
Equity Income Trust Series II	14,731,701	24,007,420
Financial Industries Trust Series I	3,894,116	5,198,184
Financial Industries Trust Series II	4,669,588	8,130,974
Fundamental All Cap Core Trust Series II	5,132,476	9,898,702
Fundamental Large Cap Value Trust Series I	4,831,235	39,298,514
Fundamental Large Cap Value Trust Series II	5,357,785	32,890,721
Global Allocation (a)	8,874	503,139
Global Bond Trust Series I	2,563,637	7,506,960
Global Bond Trust Series II	7,284,279	12,820,075
Global Trust Series I	2,647,080	18,189,692
Global Trust Series II	2,246,689	6,981,734

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Health Sciences Trust Series I	$8,346,531	$13,677,767
Health Sciences Trust Series II	12,472,224	17,263,450
High Yield Trust Series I	8,412,883	16,031,824
High Yield Trust Series II	8,965,682	12,863,644
International Equity Index Series I	2,574,043	3,734,299
International Equity Index Series II	3,456,107	3,221,058
International Equity Index Series NAV	527,907	2,188,912
International Growth Stock Trust Series II	1,937,968	2,856,721
International Small Company Trust Series I	1,710,617	5,093,470
International Small Company Trust Series II	2,332,085	4,256,428
International Value Trust Series I	2,782,491	12,776,430
International Value Trust Series II	3,488,950	14,740,321
Investment Quality Bond Trust Series I	13,170,299	19,292,621
Investment Quality Bond Trust Series II	17,038,151	18,154,672
Lifestyle Aggressive Portfolio Series I	143,776	1,191,524
Lifestyle Aggressive Portfolio Series II	808,864	654,886
Lifestyle Balanced Portfolio Series I	7,469,106	1,928,522
Lifestyle Balanced Portfolio Series II	82,307,314	89,841,273
Lifestyle Conservative Portfolio Series I	3,690,564	1,096,555
Lifestyle Conservative Portfolio Series II	24,551,643	33,631,174
Lifestyle Growth Portfolio Series I	152,251,014	14,724,565
Lifestyle Growth Portfolio Series II	3,407,969,961	374,307,281
Lifestyle Growth Portfolio Series NAV	6,916,242	50,744
Lifestyle Moderate Portfolio Series I	2,218,393	1,430,839
Lifestyle Moderate Portfolio Series II	29,106,447	33,170,185
Managed Volatility Aggressive Portfolio Series I	1,590,301	10,395,814
Managed Volatility Aggressive Portfolio Series II	2,882,538	17,507,201
Managed Volatility Balanced Portfolio Series I	34,144,014	72,981,112
Managed Volatility Balanced Portfolio Series II	341,777,512	837,194,192
Managed Volatility Balanced Portfolio Series NAV	11,257	1,331
Managed Volatility Conservative Portfolio Series I	8,259,674	21,439,092
Managed Volatility Conservative Portfolio Series II	65,635,478	224,218,810
Managed Volatility Growth Portfolio Series I	30,926,314	70,370,088
Managed Volatility Growth Portfolio Series II	478,819,940	1,068,192,612
Managed Volatility Growth Portfolio Series NAV	25,120	25,672
Managed Volatility Moderate Portfolio Series I	14,210,015	26,978,110
Managed Volatility Moderate Portfolio Series II	114,993,613	292,130,345
Mid Cap Index Trust Series I	72,140,189	9,611,645
Mid Cap Index Trust Series II	26,363,522	11,740,559
Mid Cap Stock Trust Series I	4,922,952	22,914,886
Mid Cap Stock Trust Series II	5,809,048	14,819,507
Mid Value Trust Series I	6,940,548	9,812,839
Mid Value Trust Series II	7,194,926	12,129,305
Money Market Trust Series I	636,191	9,307,606
Money Market Trust Series II	3,388,021	39,120,826
Money-Market Trust Series NAV	179,004	1,588,113
Mutual Shares Trust Series I	87,181,705	21,774,569
PIMCO All Asset (a)	591,136	2,154,539
Real Estate Securities Trust Series I	987,915	7,147,388
Real Estate Securities Trust Series II	2,776,601	10,574,389
Science & Technology Trust Series I	12,278,492	19,461,755
Science & Technology Trust Series II	10,334,237	13,078,130

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Short Term Government Income Trust Series I	$4,891,978	$7,618,165
Short Term Government Income Trust Series II	6,320,208	11,579,584
Small Cap Growth Trust Series I	24,517	190,212
Small Cap Growth Trust Series II	3,171,043	6,781,873
Small Cap Index Trust Series I	2,398,716	3,526,251
Small Cap Index Trust Series II	3,199,978	8,820,220
Small Cap Opportunities Trust Series I	3,868,825	6,971,268
Small Cap Opportunities Trust Series II	4,874,693	6,209,554
Small Cap Value Trust Series I	67,182	60,715
Small Cap Value Trust Series II	5,648,745	9,001,324
Small Company Value Trust Series I	8,610,372	9,925,936
Small Company Value Trust Series II	8,772,489	10,213,980
Strategic Income Opportunities Trust Series I	3,810,047	6,302,845
Strategic Income Opportunities Trust Series II	6,374,059	7,902,803
Total Bond Market Series Trust NAV	10,800,620	15,162,714
Total Bond Market Trust Series II	14,449,362	26,832,099
Total Stock Market Index Trust Series I	38,324,719	6,393,103
Total Stock Market Index Trust Series II	7,795,483	5,503,800
Ultra Short Term Bond Trust Series I	12,827,218	14,877,028
Ultra Short Term Bond Trust Series II	132,089,139	189,857,944
Utilities Trust Series I	1,491,589	2,424,746
Utilities Trust Series II	1,106,847	2,414,128
Value Opportunities (a)	648,534	607,065
Value Trust Series I (g)	49,292,599	76,945,963
Value Trust Series II (h)	15,024,859	24,374,087

(a)	Sub-account that invests in non-affiliated Trust.

(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

(g)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(i)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series II on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I	2017	(g)	6,105	$25.38 to $23.55	$147,484	1.90% to 0.45%	1.66%	20.98% to 19.24%
	2016		6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49
	2015		2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014		2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20
	2013		3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54

500 Index Fund Series II	2017	(h)	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016		2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015		2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014		2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013		2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02

500 Index Fund Series NAV	2017	(i)	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016		10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015		11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014		12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013		15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36

Active Bond Trust Series I	2017		1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016		1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015		1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014		2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013		2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64

Active Bond Trust Series II	2017		7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016		7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015		8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014		10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013		12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98

American Asset Allocation Trust Series I	2017		6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016		6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015		6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014		7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013		8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98

American Asset Allocation Trust Series II	2017		54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016		61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015		67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014		74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013		83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63

American Asset Allocation Trust Series III	2017		5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016		6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015		7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014		8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013		9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85

American Global Growth Trust Series II	2017		7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016		9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015		10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014		11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013		13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82

American Global Growth Trust Series III	2017		1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016		1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015		1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014		1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013		2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28

American Growth Trust Series II	2017		16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016		19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015		22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014		26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013		32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85

American Growth Trust Series III	2017		3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016		4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015		4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014		5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013		6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57

American Growth-Income Trust Series I	2017		3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016		3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015		4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014		5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18
	2013		5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51

American Growth-Income Trust Series II	2017		15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016		18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series II	2015	22,083	$30.71 to $25.08	$541,100	2.05% to 0.45%	1.13%	0.51% to -1.08%
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14

American Growth-Income Trust Series III	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90

American International Trust Series II	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013	18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53

American International Trust Series III	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61

Basic Value Focus (e)	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26

Blue Chip Growth Trust Series I	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67

Blue Chip Growth Trust Series II	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17

Bond Trust Series I	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015	14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014	16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88

Bond Trust Series II	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015	34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014	37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63

Capital Appreciation Trust Series I	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83

Capital Appreciation Trust Series II	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91
	2014	2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013	3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32

Capital Appreciation Value Trust Series II	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015	14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014	15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77
	2013	17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46

Core Bond Trust Series I	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015	7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014	400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013	465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34

DWS Equity 500 Index(e)	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015	421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014	472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
DWS Equity 500 Index (e)	2013		548	$29.35 to $23.24	$15,603	2.05% to 1.40%	1.44%	29.61% to 28.77%
Emerging Markets Value Trust Series II	2017	(f)	3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63
Emerging Markets Value Trust Series NAV	2017	(al)	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72
Equity Income Trust Series I	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016		4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60

Equity Income Trust Series II	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016		5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11

Financial Industries Trust Series I	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30

Financial Industries Trust Series II	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84

Fundamental All Cap Core Trust Series II	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80

Fundamental Large Cap Value Trust Series I	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016		9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013		1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43

Global Allocation (e)	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40

Global Bond Trust Series I	2017		917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20

Global Bond Trust Series II	2017		3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58

Global Trust Series I	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62

Global Trust Series II	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18

Health Sciences Trust Series I	2017		744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11
	2016		898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015		1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Health Sciences Trust Series II	2017		965	$72.32 to $30.28	$63,593	2.05% to 1.00%	0.00%	25.99% to 24.68%
	2016		1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015		1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73

High Yield Trust Series I	2017		3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016		3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015		4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48

High Yield Trust Series II	2017		2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016		2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015		3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16

International Equity Index Series I	2017	(j)	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016		1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015		1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40

International Equity Index Series II	2017	(k)	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016		907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12
	2015		1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01

International Equity Index Series NAV	2017	(l)	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016		1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015		1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014		1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21

International Growth Stock Trust Series II	2017		1,034	16.81 to 16.25	17,309	2.05 to 1.00	1.21	20.42 to 19.17
	2016		1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015		1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46

International Small Company Trust Series I	2017		1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016		1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015		1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96

International Small Company Trust Series II	2017		764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016		860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015		988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46

International Value Trust Series I	2017		3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016		3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015		3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78

International Value Trust Series II	2017		2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016		3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015		2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34

Investment Quality Bond Trust Series I	2017		6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016		7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015		7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76

Investment Quality Bond Trust Series II	2017		3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19
	2016		3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02

Lifestyle Aggressive Portfolio Series I	2017	(o)	136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016		206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014		56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Portfolio Series II	2017	(p)	332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Aggressive Portfolio Series II	2016		325	$14.03 to $13.65	$4,472	1.90% to 1.00%	1.57%	8.26% to 7.29%
	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013		2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced Portfolio Series I	2017	(t)	1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016		1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013		11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Portfolio Series II	2017	(u)	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016		36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60
	2013		13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07

Lifestyle Conservative Portfolio Series I	2017	(x)	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016		397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014		301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Portfolio Series II	2017	(y)	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016		7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09

Lifestyle Growth Portfolio Series I	2017	(ac)	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016		5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013		192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Portfolio Series II	2017	(ad)	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55
	2016		157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85
	2015		95,432	13.35 to 12.89	1,376,978	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69

Lifestyle Growth Portfolio Series NAV	2017	(al, ae)	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26
Lifestyle Moderate Portfolio Series I	2017	(ah)	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016		473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015		367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79
	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013		7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Portfolio Series II	2017	(ai)	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81

Managed Volatility Aggressive Portfolio Series I	2017	(m)	2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016		2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33

Managed Volatility Aggressive Portfolio Series II	2017	(n)	3,403	28.37 to 18.21	82,147	2.05 to 1.00	1.47	21.35 to 20.09
	2016		4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96
	2014		5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87

Managed Volatility Balanced Portfolio Series I	2017	(q)	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016		22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015		25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014		28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66

Managed Volatility Balanced Portfolio Series II	2017	(r)	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016		308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015		345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014		393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20

Managed Volatility Balanced Portfolio Series NAV	2017	(s)	6	19.96 to 19.96	118	1.20 to 1.20	2.31	12.80 to 12.80
	2016		6	17.70 to 17.70	100	1.20 to 1.20	2.20	3.66 to 3.66
	2015		5	17.07 to 17.07	92	1.20 to 1.20	2.51	-3.37 to -3.37
	2014		5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Conservative Portfolio Series I	2017	(v)	5,110	$31.45 to $20.86	$113,494	1.90% to 0.45%	2.40%	7.33% to 5.79%
	2016		5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015		6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014		7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92

Managed Volatility Conservative Portfolio Series II	2017	(w)	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016		65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015		71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014		81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54

Managed Volatility Growth Portfolio Series I	2017	(z)	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016		23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015		26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014		30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10

Managed Volatility Growth Portfolio Series II	2017	(aa)	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016		429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015		484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014		555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61

Managed Volatility Growth Portfolio Series NAV	2017	(ab)	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016		23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015		36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014		36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96

Managed Volatility Moderate Portfolio Series I	2017	(af)	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016		8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015		8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014		10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15

Managed Volatility Moderate Portfolio Series II	2017	(ag)	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016		100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015		110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014		124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69

Mid Cap Index Trust Series I	2017		2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016		833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015		906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52

Mid Cap Index Trust Series II	2017		2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016		1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015		1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06

Mid Cap Stock Trust Series I	2017		4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016		4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015		5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25

Mid Cap Stock Trust Series II	2017		1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67
	2016		2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015		2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66
	2014		2,735	38.22 to 34.90	85,015	2.05 to 0.45	0.00	7.34 to 5.63
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74

Mid Value Trust Series I	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92

Mid Value Trust Series II	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48

Money Market Trust Series I	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Money Market Trust Series II	2017		14,059	$12.24 to $10.62	$160,059	2.05% to 0.35%	0.38%	0.04% to -1.64%
	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02

Money-Market Trust Series NAV	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016	(e)	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I	2017		8,335	20.76 to 19.28	171,128	1.55 to 0.80	5.64	7.46 to 6.66
	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65

PIMCO All Asset (e)	2017		569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13

Real Estate Securities Trust Series I	2017		637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98

Real Estate Securities Trust Series II	2017		967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53
	2015		1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40

Science & Technology Trust Series I	2017		2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83

Science & Technology Trust Series II	2017		1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36

Short Term Government Income Trust Series I	2017		2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32
	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76
	2013		3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73

Short Term Government Income Trust Series II	2017		1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013		3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07

Small Cap Growth Trust Series I	2017		29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013		31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84

Small Cap Growth Trust Series II	2017		887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013		1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88

Small Cap Index Trust Series I	2017		419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013		638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01

Small Cap Index Trust Series II	2017		1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013		2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54

Small Cap Opportunities Trust Series I	2017		975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series I	2014		1,508	$37.30 to $31.50	$49,883	1.90% to 0.45%	0.05%	1.92% to 0.46%
	2013		1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52

Small Cap Opportunities Trust Series II	2017		854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013		1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09

Small Cap Value Trust Series I	2017		24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013		30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45

Small Cap Value Trust Series II	2017		1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013		1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31

Small Company Value Trust Series I	2017		969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83
	2015		1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013		1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14

Small Company Value Trust Series II	2017		1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013		2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74

Strategic Income Opportunities Trust Series I	2017		1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013		2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86

Strategic Income Opportunities Trust Series II	2017		1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24
	2016		1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015		2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014		2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013		2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50

Total Bond Market Series Trust NAV	2017	(ak)	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016		8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015		8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014		9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013		11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94

Total Bond Market Trust Series II	2017	(aj)	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016		5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015		5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014		5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69
	2013		6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	-3.21 to -4.79

Total Stock Market Index Trust Series I	2017		1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016		501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015		550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014		888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013		835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89

Total Stock Market Index Trust Series II	2017		1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016		1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015		1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014		1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013		1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39

Ultra Short Term Bond Trust Series I	2017		728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016		906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015		771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014		728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013		806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60

Ultra Short Term Bond Trust Series II	2017		16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016		21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015		19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014		17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013		15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34

Utilities Trust Series I	2017		431	34.03 to 32.18	13,785	1.90 to 1.40	2.35	13.15 to 12.59
	2016		467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015		542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2014	650	$35.09 to $33.07	$19,899	1.90% to 0.45%	2.93%	12.08% to 10.47%
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30

Utilities Trust Series II	2017	257	46.36 to 13.93	11,547	2.05 to 1.00	2.22	13.38 to 12.20
	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91

Value Opportunities (e)	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

(g)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.

(h)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.

(i)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

(j)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

(k)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

(l)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

(m)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.

(n)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.

(p)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.

(s)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.

(y)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.

(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

(ad)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

(ae)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.

(af)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

(ag)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

(ah)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

(ai)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.

(aj)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

(ak)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

(al)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4) (i)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.08. Incorporated by reference to Exhibit (b)(4)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(ii)	Specifications Pages for Venture 200.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(ii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(iii)	Specifications Pages for Venture 200.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(iii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(iv)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.08. Incorporated by reference to Exhibit (b)(4)(iv) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(v)	Specifications Pages for Venture 201.08 for Roth IRA Incorporated by reference to Exhibit (b)(4)(v) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(vi)	Specifications Pages for Venture 201.08 for traditional IRA Incorporated by reference to Exhibit (b)(4)(vi) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(vii)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.08. Incorporated by reference to Exhibit (b)(4)(vii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(viii)	Specifications Pages for Venture 201.08 for Roth IRA. Incorporated by reference to Exhibit (b)(4)(viii) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(ix)	Specifications Pages for Venture 201.08 for traditional IRA. Incorporated by reference to Exhibit (b)(4)(ix) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(5) (i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating. Incorporated by reference to Exhibit (b)(5)(i) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149421, filed June 30, 2008.

(6) (i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit (b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed on November 8, 2010.

(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, Incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(b) (i)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered, incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule - NOT APPLICABLE.

(15) (i)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—Incorporated by reference to Exhibit 24(b)(15)(a) to Post-Effective Amendment No. 5 to Form N-4 of this registration statement, file number 333-149421, filed April 30, 2010.

(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 7 to this Registration Statement, File No. 333-149421, filed August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149421, filed May 2, 2011.

(iv)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 10 to this Registration Statement, File No. 333-149421, filed on March 28, 2013.

(v)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 12 to this Registration Statement, File No. 333-149421, filed on March 31, 2014.

(vi)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 15 to this Registration Statement, File No. 333-149421, filed on April 28, 2017.

(vii)	Power of Attorney for Marianne Harrison [FILED HEREWITH].

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President
Marianne Harrison*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
Brooks Tingle ***	Director and Senior Vice President
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Christopher Paul Conkey***	Executive Vice President
Gregory Framke**	Executive Vice President
Gretchen Garrigues**	Executive Vice President
Peter Gordon*	Executive Vice President
Naveed Irshad**	Executive Vice President and Head of Legal Businesses
Halina K. von dem Hagen**	Executive Vice President and Treasurer
Emanuel Alves*	Senior Vice President and General Counsel
John C.S. Anderson***	Senior Vice President
Michael Biagiotti†	Senior Vice President
Nadine Chakar***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Linda Levyne*	Senior Vice President
Patrick McGuinness†	Senior Vice President
William McPadden***	Senior Vice President
Lee Ann Murray***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath †	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Curt Smith†	Senior Vice President
Anthony Teta*	Senior Vice President
Leo Zerilli*	Senior Vice President
Lynda Abend*	Vice President
John Addeo***	Vice President
Abigail M. Armstrong*	Vice President
Sudi Arora***	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
Jesse Bean*	Vice President
William Dwayne Bertrand***	Vice President
Zahir Bhanji**	Vice President and CFO – JH Insurance
Stephen J. Blewitt***	Vice President
Alan M. Block*	Vice President
Robert Boyda***	Vice President
Paul Boyne***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Ian B. Brodie***	Vice President
Ted Bruntrager*	Vice President and Chief Risk Officer
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Robert Burrow*	Vice President
Jennifer Toone Campanella***	Vice President
Thomas Carlisle***	Vice President
Rick A. Carlson*	Vice President
Patricia Rosch Carrington***	Vice President
Bob Carroll*	Vice President
Todd J. Cassler*	Vice President
Ken K. Cha *	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
Marcelle Daher***	Vice President
Kenneth D’Amato***	Vice President
John J. Danello*	Vice President
Andreas Deutschmann†	Vice President
Robert Donahue†	Vice President
Jeffrey Duckworth*	Vice President
Melvyn D’Souza**	Vice President, Treasury
Carolyn Flanagan***	Vice President
Lauren Marx Fleming***	Vice President
Philip J. Fontana*	Vice President
Carl O. Fowler***	Vice President
Scott Francolini*	Vice President
Paul Gallagher*	Vice President
Thomas C. Goggins***	Vice President
Susan Ghalili***	Vice President
Geoff Gittins**	Vice President
Jeffrey N. Given***	Vice President
Howard C. Greene***	Vice President
Christopher Griswold*	Vice President
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Michael Hession*	Vice President
Kevin Hill *	Vice President
James C. Hoodlet***	Vice President
Steven Hutcheon*	Vice President
Daniel S. Janis III***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Recep C. Kendircioglu***	Vice President
Neil P. Kerins***	Vice President
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Diane R. Landers***	Vice President
Scott Lively*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Jeffrey H. Long	Vice President
Jennifer Lundmark*	Vice President
Patrick MacDonnell*	Vice President
Nathaniel I. Margolis***	Vice President
Christopher Maryanopolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Jonathan McGee***	Vice President
Anne McNally *	Vice President
Michael McNamara *	Vice President
Steven E. Medina***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer—Investments
Scott Morin*	Vice President
Camille Mucci***	Vice President
Patrick M. Murphy*	Vice President
Jeffrey H. Nataupsky***	Vice President
Scott Navin***	Vice President
Sinead O’Connor*	Vice President
Christopher O’Keefe *	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Wendell L. Perkins *	Vice President
Charlie Philbrook*	Vice President
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
William Shannon Reid *	Vice President
George Revoir*	Vice President
Charles A. Rizzo*	Vice President
Robert William Rizzo *	Vice President
Susan Roberts *	Vice President
Keri Rogers†	Vice President
Ian Roke†	Vice President
Andrew Ross**	Vice President
Ronald J. Rovner*	Vice President
Devon Russell *	Vice President
Lisa Ann Ryan†	Vice President
Frank Saeli***	Vice President
Thomas Samoluk*	Vice President
Emory W. Sanders***	Vice President
Jeffrey R. Santerre***	Vice President
Christopher L. Sechler*	Vice President
Thomas Shea***	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Darren Smith*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Rob Stanley*	Vice President
Paddy Subbaraman*	Vice President
Wilfred Talbot *	Vice President
Nathan Thooft***	Vice President
Tony Todisco*	Vice President
Brian E. Torrisi***	Vice President
Len van Greuning †	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Lisa Ann Welch***	Vice President
Adam Wise***	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President
Laura Wooster***	Vice President
Ross Zilber*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2017 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Property Limited Partnership II (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2018, there were 506 qualified and 37 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

BY: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2018.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Chairman and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

Brooks Tingle	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b) (15)(vii)	Power of Attorney for Marianne Harrison